UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23474)

KKR Credit Opportunities Portfolio

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Lori Hoffman

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, CA 94104

(Name and address of agent for service)

(415) 315-3620

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

KKR Credit Opportunities Portfolio

Annual Report

October 31, 2022

Credit Opportunities Portfolio	October 31, 2022

The KKR Credit Opportunities Portfolio (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent year ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The statement of additional information includes information about the Fund’s Trustees and is available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at kkrfunds.com/kcop.

Credit Opportunities Portfolio	October 31, 2022

Management’s Discussion of Fund Performance

Looking Back on the Markets — October 31, 2022

In times of market volatility, primal instincts like fear can take over. Naturally, investors want to know where to hide during the storm and when it is time to come out and pick the fruits that have fallen to the ground. We took some time this quarter to examine a question frequently posed by our clients: “Where are you seeing the most attractive relative value opportunities?” In a world where investor objectives are becoming increasingly bespoke, there is no “one size fits all” answer. However, KKR Credit is seeing some of the most attractive opportunities of the last 15 years, and we share below a few key observations:

•

We prefer credit to equities over the medium-term, with yield an increasingly precious commodity at a time of slowing growth and higher inflation. While duration is a shorter-term risk, we believe portfolios will benefit from adding some over the medium-term.

•

We view credit as a strategic, long-term allocation in portfolios, and short-term volatility is neither a reason to delay investing in credit nor to seek a quick exit. Volatility is, typically, driven by transient factors and we remind investors that liquidity is thin if not costly when the market bottoms.

•

Deciding where to allocate within credit depends on investor-specific requirements for volatility, duration risk, liquidity, return levels and the trade-off between return and seniority in the capital structure.

•

In terms of fundamental risks to corporate credits, we note that revenue and EBITDA levels are robust, albeit slowing. While rising interest rates are unlikely to cause repayment or refinancing issues for the average issuer of a fixed-rate high yield bond, bottom-up credit analysis is vital to identifying the outliers that will come under pressure. Stress tests in our own portfolios suggest that prudent selection can insulate portfolios from a great deal of default risk among floating-rate credits, too.

The KKR Credit team’s view is that from a valuation and relative value perspective, credit looks incredibly attractive. Looking historically, current spread, yield and price levels have produced attractive forward returns for investors; however, amidst such volatile times and with the prospect of further declining fundamentals, prudent investors must take an active approach towards credit selection and choose managers that know how to choose the secular winners. Across the KKR Credit platform, we are actively deploying capital in today’s traded and private markets — with a strong emphasis on fundamental underwriting, nimble investing and thoughtful risk allocation.

Traded Credit Markets

Public markets have grappled with a number of macroeconomic events during the course of 2022 ranging from high inflation to geopolitical conflicts to rising rates. Coupled with highly reactive market participants, this backdrop has culminated in a significant recalibration in valuations across markets. The below exhibit highlights the dramatic reaction in terms of performance:

Asset Class	YTD 2022

US High Yield Bonds[1]	-12.2%

US Leveraged Loans[2]	-2.3%

10-Year US Treasury[3]	-18.6%

US Investment Grade Bonds[4]	-19.1%

US Equities[5]	-17.7%

[1]	US High Yield Bonds is represented by the ICE BofA US HY Index. Source: Bloomberg. Information as of October 31, 2022
[2]	US Leveraged Loans is represented by Morningstar LSTA US Leveraged Loan Index. Source: Bloomberg. Information as of October 31, 2022
[3]	10-Year US Treasury is represented by J.P. Morgan 10-year Treasury. Source J.P. Morgan. Information as of October 31, 2022
[4]	US Investment Grade Bonds is represented by J.P. Morgan Chase JULI US High Grade Index. Source: J.P. Morgan. Information as of October 31, 2022
[5]	US Equities is represented by S&P 500 Total Return Index. Source: Bloomberg. Information as of October 31, 2022

Credit Opportunities Portfolio	October 31, 2022

For yield-hungry investors the traded credit market buffet is open…just not all you can eat. After more than a decade of extremely low interest rates, the leveraged credit markets in the United States (“US”) and Europe are awash in yield and present an interesting opportunity for investors willing to take a longer-term view on credit markets.

Rising interest rates and the retreat of traditional lenders set the table for the current smorgasbord of yield options. For years, interest rates were artificially low, and prices fell quickly as those artificial supports disappeared. But banks have also stepped back from the capital markets and loan origination due, in part, to the waning risk appetite of investors and also to rising rates; as rates rise so do the regulatory capital requirements imposed on banks. Financing is now both expensive and very difficult to source, hence the higher yields we are seeing today.

Eventually, the market for debt financing will begin to function again. Europe is already in recession, and our base case scenario is that the US will enter one as well. That raises the possibility that central banks will pivot to easing mode, giving banks more breathing room to lend again and potentially reversing the outflows we have seen in high yield funds. Yields and spreads are likely to fall as prices rise, a process that may take more time to play out in Europe where energy prices and geopolitical conflict are creating visible pressures for corporate borrowers. In both markets, however, the opportunity will fade.

The potential spoiler for our enthusiasm, particularly heading into a recession, is the potential for a wave of credit defaults. We recognize that many people are looking back nervously at the Global Financial Crisis (“GFC”) for clues about what may be coming next, but we see two reasons to question the comparison.

First, we do not see any systemic risk to the financial system this time around. The level of hung debt – meaning, debt for mergers and acquisitions that investors no longer want – on bank balance sheets is a small portion of what it was during the GFC. According to our calculations, even very significant write-downs of this debt would amount to a fraction of earnings for many major banks.

Second, we think that companies are in a better position to pay down debt than they were in 2008-09. We recently stress-tested all of our portfolio holdings and were pleasantly surprised with the results. In the US, we saw surprisingly strong earnings at our portfolio companies, with pockets of weakness in businesses that have been hit hard by supply chain issues or can’t raise prices to offset higher input costs. In Europe, where the recession will likely be deeper, our portfolios have much higher interest cover ratios than they did going into the financial crisis. The market for leveraged loans and high yield is much different than it used to be, too: borrowers are bigger (and therefore, in our view, likely to be more resilient) and equity cushions are larger.

However, we do think selectivity is key. Broader leveraged loan and high yield indices contain not only businesses with strong growth potential but also businesses that are not likely to thrive in the long-term or, less delicately, what we call secular losers.

Private Credit Markets

The same headwinds that applied pressure on the public credit markets created a multitude of opportunities for the private credit markets and its various stakeholders.

Credit Opportunities Portfolio	October 31, 2022

US Direct Lending

As the public credit markets shut down, more borrowers (and, importantly, larger scaled borrowers) pivoted to direct lenders in search of financing. On a year to date basis, the volume of jumbo unitranche transactions (~$47.1 billion) has already overtaken 2021 volume of $46.7 billion. In August and September alone, nine issuers raised $13.9 billion in a mix of new and incremental debt.6

As demand for private credit surged, direct lenders saw deal terms move in their favor. Within the upper-middle market, KKR’s target Direct Lending segment, spreads widened to ~675-700bps (compared to ~550bps spreads at the beginning of 2022), and original issue discounts increased to 3.0% from 2.0% at the beginning of the year. Direct lenders also saw improvements in call protection, financial covenants, and general credit agreement documentation, which helps mitigate downside risk and can offer lenders an early “seat at the table” if the business underperforms.

In addition to the improved terms detailed above, direct lenders have seen returns increase due to the floating rate nature of private credit assets. A key feature of direct corporate loans is that coupons rise alongside base rates (e.g. Term SOFR, LIBOR, etc.). Since January 2022, there has been roughly a ~320bps pick-up in the 3-month Term SOFR and ~425bps pick-up in the 3-month LIBOR7. The rise in interest rates coupled with the improved credit spreads has resulted in an overall incremental yield ~450bps on returns since the start of the year.

Asset-Based Finance

KKR remains focused on investing in underserved portions of the market where less institutional capital has been raised. Dislocation in the US and European public asset-based finance (“ABF”) markets is driving a slowdown in the new-issue space, with investors limiting their focus on issuers with longer track records. Given this turbulence, new-issue transactions are effectively being pre-placed with investors instead of being broadly syndicated. Typical players in the junior tranches have been sitting on the sidelines for new-issue transactions, creating an opportunity for private, asset-backed securities (“ABS”) investors like KKR to opportunistically step in at favorable levels (pricing is ~500-700bps wide of Q1 2022 levels), in markets we know well and take advantage of meaningful spread widening.

Banks have been supportive to the private ABF market, providing senior financing to specialty finance companies looking for liquidity and longer-term financing. The same cannot be said for support to junior tranches (typically syndicated to public markets), but this has created interesting deal flow for private ABF investors willing and able to provide capital to borrowers. In sectors we know and like (mortgages, auto loans, equipment leasing) we are participating in the junior part of the capital stack where we can currently earn similar returns to that of equity in usual market conditions, but with stronger downside protections.

References:

Fund Description & Performance

KKR Credit Opportunities Portfolio (“KCOP” or, the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and high current income.

[6]	Source: KBRA Direct Lending Deals 3Q22 Report
[7]	Source: Bloomberg. Information as of October 31, 2022

Credit Opportunities Portfolio	October 31, 2022

The Fund seeks to achieve its investment objectives by investing in a select portfolio with exposure to two primary credit strategies:

1.

Opportunistic Credit, a conviction-based approach investing in a portfolio consisting primarily of publicly traded high yield bonds, first- and second-lien secured bank loans and structured credit (e.g., collateralized loan obligations (“CLOs”) and mezzanine debt) and

2.

Private Credit, which includes directly originated hard and financial asset-based lending, corporate mezzanine debt, as well as directly originated first-lien, second-lien and unitranche senior loans to upper middle-market companies.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in senior and subordinated corporate debt and debt related instruments, including bonds, secured bank loans, convertible securities, structured products, convertible debt securities, repurchase agreements, and municipal securities.

The Fund expects, under normal circumstances, to invest 70-80% of its Managed Assets in the Opportunistic Credit strategy and 20-30% of its Managed Assets in the Private Credit Strategy, though the Fund’s allocation in investments could vary from these guidelines at any time in the Fund’s discretion. On at least a quarterly basis, the Fund’s Investment Committee will meet to, among other things, review and establish the allocation percentage between the Opportunistic Credit Strategy and Private Credit Strategy for the ensuing period. The Investment Committee will consider factors such as KKR’s macro-economic and market outlooks, assessment of the relative risk and return of each strategy, and other factors in making its determination. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

As of October 31, 2022, the Fund held 71.2% of its net assets in first and second-lien leveraged loans, 55.5% of its net assets in high-yield corporate debt, 7.6% of its net assets in asset backed securities, and 6.6% of its net assets equities and other investments. KCOP’s investments represented obligations and equity interests in 336 positions across a diverse group of industries. The top ten issuers represented 36.9% of the Fund’s net assets while the top five industry groups represented 53.1% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 11.94%.

Credit Opportunities Portfolio	October 31, 2022

Business Updates

We thank you for your partnership and continued investment in KCOP. We look forward to continued communications and will keep you apprised of the progress of KCOP specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kcop.

Disclosures

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. “Yankee” bonds (debt of foreign issuers issued in the US domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100.0 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000 and it was back-loaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kcop for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Credit Opportunities Portfolio	October 31, 2022

Average Annual Total Returns Year Ended October 31, 2022	One Year	Since Inception	Value of $10,000 Investment at the time of inception as of 10/31/2022
KKR Credit Opportunities Portfolio
Class I (commenced operations on 2/28/2020)	-13.72%	2.13%	$10,581
Class T (commenced operations on 6/1/2020)	-14.40%	0.55%	10,133
Class U (commenced operations on 9/1/2020)	-14.48%	-2.08%	9,556
Class D (commenced operations on 1/31/2022)	—	-14.09%	8,591
ICE BofA Merrill Lynch High Yield Master II Index®	-11.42%	-0.06%	11,271
Morningstar LSTA US Leveraged Loan Index	-2.36%	2.00%	10,799

Past performance is not an indication of future results. The above graph and average annual total returns table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Credit Opportunities Portfolio	October 31, 2022

Consolidated Schedule of Investments

(Stated in United States Dollars, unless otherwise noted)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 71.20%

Aerospace & Defense - 1.01%

Amentum Services Inc	TL 2L B 12/21	SOFR (3M) + 7.65%	10.86%	2/15/2030	USA	USD	2,767,140	$2,637,084	(b) (d)

Arcfield Acquisition Corp	Revolver 1L 03/22	LIBOR (3M) + 5.75%	0.50%	3/10/2027	USA	USD	143,583	(3,532)	(a) (b) (e)

Arcfield Acquisition Corp	TL 1L 03/22	LIBOR (3M) + 5.75%	8.99%	3/10/2028	USA	USD	984,184	959,973	(a) (b) (d)

EaglePicher Technologies LLC	TL 2L 02/18	LIBOR (1M) + 7.25%	11.00%	3/8/2026	USA	USD	2,506,459	1,253,230	(d)

Ultra Electronics Holdings PLC	TL 1L B 11/21	LIBOR (6M) + 3.75%	7.06%	8/6/2029	USA	USD	133,190	128,917	(a) (d)

Ultra Electronics Holdings PLC	TL 1L B 11/21	EURIBOR (6M) + 3.75%	4.40%	8/6/2029	LUX	EUR	104,000	95,330	(a) (d)

Air Freight & Logistics - 1.34%

Envirotainer Ltd	TL 1L B1 07/22	EURIBOR (6M) + 6.00%	7.19%	7/30/2029	SWE	EUR	4,739,642	4,464,917	(a) (b) (d)

Envirotainer Ltd	TL 1L B2 07/22	SOFR (3M) + 6.52%	9.55%	7/30/2029	SWE	USD	2,411,934	2,345,123	(a) (b) (d)

Envirotainer Ltd	TL 1L DD 07/22	EURIBOR (6M) + 6.00%	1.20%	7/30/2029	SWE	EUR	865,234	(40,019)	(a) (b) (e)

Alternative Carriers - 1.33%

Segra	TL 1L B 08/21	LIBOR (3M) + 4.50%	8.17%	10/4/2028	USA	USD	7,394,061	6,719,353	(a) (d)

Apparel, Accessories & Luxury Goods - 4.01%

Varsity Brands Inc	TL 1L 11/17	LIBOR (1M) + 3.50%	7.25%	12/16/2024	USA	USD	21,705,944	20,219,738	(d)

Application Software - 8.31%

Community Brands Inc	Revolver 1L 02/22	SOFR (1M) + 5.85%	0.50%	2/24/2028	USA	USD	60,610	(2,297)	(a) (b) (e)

Community Brands Inc	TL 1L 02/22	SOFR (1M) + 5.85%	9.58%	2/24/2028	USA	USD	1,025,148	986,295	(a) (b) (d)

Community Brands Inc	TL 1L DD 02/22	SOFR (1M) + 5.85%	0.50%	2/24/2028	USA	USD	121,212	(4,594)	(a) (b) (e)

Follett Software Co	Revolver 1L 08/21	LIBOR (3M) + 5.75%	0.50%	8/31/2027	USA	USD	136,050	(3,224)	(a) (b) (e)

Follett Software Co	TL 1L 08/21	LIBOR (3M) + 5.75%	9.50%	8/31/2028	USA	USD	1,538,065	1,501,613	(a) (b) (d)

Med-Metrix	Revolver 1L 09/21	LIBOR (3M) + 6.00%	0.50%	9/15/2027	USA	USD	158,828	—	(a) (b) (e)

Med-Metrix	TL 1L 09/21	LIBOR (3M) + 6.00%	9.67%	9/15/2027	USA	USD	1,257,917	1,270,496	(a) (b) (d)

Med-Metrix	TL 1L DD 09/21	LIBOR (3M) + 6.00%	1.00%	9/15/2027	USA	USD	634,994	133,095	(a) (b) (e)

Misys Ltd	TL 1L 04/17	LIBOR (3M) + 3.50%	6.87%	6/13/2024	USA	USD	2,869,843	2,605,975	(d)

Misys Ltd	TL 2L 04/17 USD	LIBOR (3M) + 7.25%	10.62%	6/13/2025	USA	USD	9,735,446	7,301,633	(d)

SAMBA Safety Inc	Revolver 1L 09/21	LIBOR (3M) + 5.25%	0.38%	9/1/2027	USA	USD	41,810	(544)	(a) (b) (e)

SAMBA Safety Inc	TL 1L 09/21	LIBOR (3M) + 5.25%	8.81%	9/1/2027	USA	USD	571,313	563,886	(a) (b) (d)

Solera LLC	TL 2L 06/21	LIBOR (3M) + 8.00%	11.17%	6/4/2029	USA	USD	16,105,314	15,863,735	(d)

TIBCO Software Inc	TL 1L B 09/22	SOFR (3M) + 4.60%	8.15%	3/30/2029	USA	USD	12,720,960	11,635,735	(d)

Auto Parts & Equipment - 0.92%

Innovative XCessories & Services LLC	TL 1L 02/20	LIBOR (3M) + 4.25%	7.82%	3/5/2027	USA	USD	3,559,188	2,868,385	(d)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Rough Country LLC	TL 2L 07/21	LIBOR (3M) + 6.50%	10.17%	7/30/2029	USA	USD	861,230	$762,189	(d)

Wheel Pros Inc	TL 1L B 05/21	LIBOR (3M) + 4.50%	8.82%	5/11/2028	USA	USD	1,349,166	994,167	(d)

Broadcasting - 4.13%

NEP Broadcasting LLC	TL 1L 05/20	LIBOR (3M) + 8.25%	11.92%	6/1/2025	USA	USD	150,773	152,130	(b) (d)

NEP Broadcasting LLC	TL 1L B 09/18	LIBOR (1M) + 3.25%	7.00%	10/20/2025	USA	USD	9,655,230	8,649,493	(d)

NEP Broadcasting LLC	TL 2L 09/18	LIBOR (1M) + 7.00%	10.75%	10/19/2026	USA	USD	13,482,722	12,057,396	(d)

Building Products - 1.04%

DiversiTech Holdings Inc	TL 2L B 12/21	LIBOR (3M) + 6.75%	10.42%	12/15/2029	USA	USD	1,945,020	1,731,068	(d)

VC GB Holdings Inc (Visual Comfort)	TL 2L 06/21	LIBOR (3M) + 6.75%	9.63%	7/23/2029	USA	USD	4,110,401	3,555,497	(d)

Construction & Engineering - 2.71%

Total Safety US Inc	TL 1L B 07/19	LIBOR (3M) + 6.00%	7.27%	8/18/2025	USA	USD	6,512,108	6,219,063	(a) (d)

USIC Holdings Inc	TL 2L 05/21	LIBOR (1M) + 6.50%	10.25%	5/14/2029	USA	USD	2,682,939	2,481,719	(a) (d)

Yak Access LLC	TL 1L 11/22	SOFR (3M) + 8.25%	12.90%	1/27/2023	USA	USD	1,098,880	1,087,891	(a) (b)

Yak Access LLC	TL 1L B 05/18	LIBOR (3M) + 5.00%	8.07%	7/11/2025	USA	USD	6,608,816	3,864,968	(d)

Construction Machinery & Heavy Trucks - 1.48%

Accuride Corp	TL 1L B 10/17	LIBOR (3M) + 5.25%	8.92%	11/17/2023	USA	USD	8,639,465	7,454,260	(d)

Data Processing & Outsourced Services - 0.60%

Encora Digital Inc	TL 1L 12/21	LIBOR (6M) + 6.25%	6.25%	12/20/2028	CYM	USD	1,652,370	1,571,569	(a) (b) (d)

Encora Digital Inc	TL 1L 12/21	9.75%	9.75%	12/13/2029	CYM	USD	459,686	436,242	(a) (b) (f)

Encora Digital Inc	TL 1L DD 12/21	LIBOR (6M) + 6.25%	1.00%	12/20/2028	CYM	USD	398,160	(19,470)	(a) (b) (e)

West Corp	TL 1L 09/17	LIBOR (3M) + 4.00%	8.41%	10/10/2024	USA	USD	1,141,288	1,009,001	(a) (d)

Department Stores - 0.05%

Belk Inc	TL 1L 02/21	LIBOR (3M) + 7.50%	10.48%	7/31/2025	USA	USD	53,180	47,131	(a) (d)

Belk Inc	TL 1L EXIT 02/21	8.00% PIK, 5.00%	10.00%	7/31/2025	USA	USD	981,610	182,476	(a) (c) (d) (f)

Distributors - 1.83%

Caldic BV	TL 1L B 01/22	SOFR (3M) + 3.75%	7.84%	2/26/2029	NLD	USD	108,117	99,197	(a) (d)

Caldic BV	TL 1L B 02/22	EURIBOR (3M) + 3.50%	5.11%	2/4/2029	NLD	EUR	61,831	55,668	(a) (d)

Caldic BV	TL 2L 03/22	SOFR (1M) + 7.25%	9.66%	12/30/2029	NLD	USD	6,499,085	6,209,875	(a) (b) (d)

Parts Town LLC	TL 1L 11/21	LIBOR (3M) + 5.50%	9.17%	11/1/2028	USA	USD	840,189	795,659	(a) (b) (d)

Parts Town LLC	TL 1L B 11/21	LIBOR (3M) + 5.50%	9.17%	11/1/2028	USA	USD	922,537	873,643	(a) (b) (d)

Parts Town LLC	TL 1L DD 11/21	LIBOR (3M) + 5.50%	9.17%	11/1/2028	USA	USD	1,287,840	1,219,585	(a) (b) (d)

Diversified Metals & Mining - 0.02%

Foresight Energy LLC	TL 1L A 06/20	LIBOR (3M) + 8.00%	11.67%	6/30/2027	USA	USD	122,262	122,262	(a) (b) (d)

Diversified Support Services - 0.03%

Access CIG LLC	TL 2L 02/18	LIBOR (3M) + 7.75%	10.82%	2/27/2026	USA	USD	143,000	135,850	(d)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Education Services - 0.69%

Jostens Inc	TL 1L 12/18	LIBOR (3M) + 5.50%	9.17%	12/19/2025	USA	USD	3,565,968	$3,466,406	(d)

Electronic Equipment & Instruments - 0.85%

Excelitas Technologies Corp	Revolver 1L 08/22	SOFR (3M) + 5.75%	2.87%	8/12/2028	USA	USD	351,770	137,906	(a) (b) (e)

Excelitas Technologies Corp	TL 1L 08/22	SOFR (3M) + 5.75%	8.59%	8/12/2029	USA	USD	3,646,681	3,569,007	(a) (b) (d)

Excelitas Technologies Corp	TL 1L 08/22	EURIBOR (6M) + 5.75%	6.08%	8/12/2029	USA	EUR	602,699	571,815	(a) (b) (d)

Excelitas Technologies Corp	TL 1L DD 08/22	SOFR (3M) + 5.86%	0.00%	8/12/2029	USA	USD	703,540	(14,985)	(a) (b) (e)

Environmental & Facilities Services - 1.50%

48Forty Solutions LLC	Revolver 1L 03/22	SOFR (3M) + 0.50%	0.50%	11/30/2026	USA	USD	610,068	(23,366)	(a) (b) (e)

48Forty Solutions LLC	TL 1L 02/22	SOFR (3M) + 5.75%	8.76%	11/30/2026	USA	USD	4,735,685	4,554,308	(a) (b) (d)

48Forty Solutions LLC	TL 1L 03/22	SOFR (3M) + 6.15%	8.67%	11/30/2026	USA	USD	3,165,157	3,043,931	(a) (b) (d)

Financial Exchanges & Data - 0.14%

IntraFi Network LLC	TL 2L 11/21	LIBOR (1M) + 6.25%	10.00%	11/5/2029	USA	USD	751,420	704,456	(d)

Food Distributors - 0.15%

Lipari Foods LLC	TL 1L 10/22	SOFR (3M) + 6.65%	10.74%	10/31/2028	USA	USD	772,735	761,144	(b) (d)

Lipari Foods LLC	TL 1L DD 10/22	SOFR (3M) + 0.75%	0.75%	10/31/2028	USA	USD	219,884	(3,298)	(b) (e)

Health Care Equipment - 6.07%

Drive DeVilbiss Healthcare LLC	TL 1L 03/21	4.00% PIK, SOFR (3M) + 9.50%	11.75%	6/1/2025	USA	USD	19,869,500	17,981,897	(d) (f)

Drive DeVilbiss Healthcare LLC	TL 1L 09/22	8.00% PIK, SOFR (3M) + 10.00%	13.64%	6/1/2025	USA	USD	2,614,538	2,602,249	(b) (d) (f)

Orchid Orthopedic Solutions LLC	TL 1L 02/19	LIBOR (3M) + 4.50%	8.17%	3/5/2026	USA	USD	6,937,795	6,083,579	(d)

PartsSource Inc	Revolver 1L 10/21	LIBOR (3M) + 0.50%	0.50%	8/21/2026	USA	USD	87,104	(2,622)	(a) (b) (e)

PartsSource Inc	TL 1L 10/21	LIBOR (3M) + 5.75%	8.71%	8/23/2028	USA	USD	1,325,599	1,285,698	(a) (b) (d)

PartsSource Inc	TL 1L DD 08/21	LIBOR (3M) + 1.00%	1.00%	8/23/2028	USA	USD	464,562	(13,983)	(a) (b) (e)

Tecomet Inc	TL 1L 10/17	LIBOR (3M) + 3.50%	7.24%	5/1/2024	USA	USD	3,044,591	2,651,960	(d)

Health Care Facilities - 2.14%

Lakefield Veterinary Group	TL 1L 11/21	LIBOR (1M) + 5.50%	8.62%	11/23/2028	USA	USD	2,205,069	2,135,830	(b) (d)

Lakefield Veterinary Group	TL 1L DD 11/21	LIBOR (1M) + 5.50%	3.03%	11/23/2028	USA	USD	1,266,523	511,991	(b) (e)

ScionHealth	TL 1L B 12/21	LIBOR (1M) + 5.25%	9.00%	12/23/2028	USA	USD	2,439,843	1,686,541	(d)

VetCor Professional Practices LLC	Revolver 1L 08/22	SOFR (3M) + 0.50%	0.50%	8/31/2029	USA	USD	573,499	(7,857)	(b) (e)

VetCor Professional Practices LLC	TL 1L B 08/22	SOFR (3M) + 5.75%	9.01%	8/31/2029	USA	USD	6,259,114	6,173,364	(b)

VetCor Professional Practices LLC	TL 1L DD 08/22	SOFR (3M) + 0.50%	2.36%	8/31/2029	USA	USD	1,667,387	343,982	(b) (e)

Health Care Services - 1.77%

Affordable Care Inc	Revolver 1L 08/21	LIBOR (3M) + 0.50%	0.50%	8/2/2027	USA	USD	177,081	(4,374)	(a) (b) (e)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Affordable Care Inc	TL 1L 08/21	LIBOR (3M) + 5.50%	9.17%	8/2/2028	USA	USD	1,587,908	$1,548,686	(a) (b) (d)

Affordable Care Inc	TL 1L DD 08/21	LIBOR (3M) + 5.50%	2.68%	8/2/2028	USA	USD	599,046	136,708	(a) (b) (e)

American Vision Partners	Revolver 1L 09/21	LIBOR (3M) + 0.50%	0.50%	9/30/2026	USA	USD	158,140	(5,060)	(a) (b) (e)

American Vision Partners	TL 1L 09/21	LIBOR (3M) + 5.75%	10.16%	9/30/2027	USA	USD	1,909,997	1,848,877	(a) (b) (d)

American Vision Partners	TL 1L DD 09/21	LIBOR (3M) + 5.75%	9.79%	9/30/2027	USA	USD	788,713	763,474	(a) (b) (d)

Amerivet Partners Management Inc	Revolver 1L 02/22	SOFR (3M) + 0.50%	0.50%	2/25/2028	USA	USD	197,240	(6,529)	(a) (b) (e)

Amerivet Partners Management Inc	TL 1L 02/22	SOFR (3M) + 5.65%	9.20%	2/25/2028	USA	USD	2,241,228	2,167,043	(a) (b) (d)

Amerivet Partners Management Inc	TL 1L DD 02/22	SOFR (3M) + 1.00%	3.13%	2/25/2028	USA	USD	1,577,575	351,779	(a) (b) (e)

Novotech Pty Ltd	TL 1L B1 01/22	BBSY (6M) + 5.75%	7.61%	1/13/2028	AUS	AUD	1,579,895	973,541	(a) (b) (d)

Novotech Pty Ltd	TL 1L B2 01/22	SOFR (3M) + 6.01%	8.74%	1/13/2028	AUS	USD	1,144,851	1,108,330	(a) (b) (d)

Novotech Pty Ltd	TL 1L DD 01/22	SOFR (1M) + 1.00%	1.00%	1/13/2028	AUS	USD	266,244	(8,493)	(a) (b) (e)

Paradigm Acquisition Corp	TL 2L 10/18 LC	LIBOR (1M) + 7.50%	11.17%	10/26/2026	USA	USD	11,538	11,077	(d)

Health Care Technology - 0.06%

athenahealth Inc	TL 1L 01/22	SOFR (1M) + 3.50%	6.97%	2/15/2029	USA	USD	320,405	293,571

athenahealth Inc	TL 1L DD 01/22	SOFR (1M) + 3.50%	7.96%	2/15/2029	USA	USD	54,442	(4,560)	(e)

Hotels, Resorts & Cruise Lines - 1.01%

B&B Hotels SAS	TL 1L B3A 01/20	EURIBOR (6M) + 3.88%	3.88%	7/31/2026	FRA	EUR	1,886,660	1,658,297	(d)

B&B Hotels SAS	TL 1L B4 03/21	EURIBOR (6M) + 5.50%	7.24%	7/31/2026	FRA	EUR	337,480	314,073	(d)

NCL Corp Ltd	TL 1L A 06/16	LIBOR (3M) + 2.00%	5.67%	1/2/2024	USA	USD	2,738,845	2,590,495	(d)

Piolin BidCo SAU	TL 1L B 05/20	EURIBOR (6M) + 7.50%	7.73%	9/16/2026	ESP	EUR	539,891	531,701	(d)

Human Resource & Employment Services - 3.14%

Insight Global LLC	Revolver 1L 09/21	LIBOR (3M) + 6.00%	0.50%	9/22/2027	USA	USD	427,591	(12,828)	(a) (b) (e)

Insight Global LLC	TL 1L 02/22	LIBOR (3M) + 6.00%	9.67%	9/22/2028	USA	USD	1,045,581	1,014,213	(a) (b) (d)

Insight Global LLC	TL 1L 09/21	LIBOR (3M) + 6.00%	9.71%	9/22/2028	USA	USD	5,401,423	5,239,380	(a) (b) (d)

Oxford Global Resources LLC	Revolver 1L 08/21	SOFR (3M) + 6.15%	2.52%	8/17/2027	USA	USD	128,823	39,806	(a) (b) (e)

Oxford Global Resources LLC	TL 1L 06/22	SOFR (3M) + 6.25%	10.60%	8/17/2027	USA	USD	6,627,498	6,554,595	(a) (b) (d)

Oxford Global Resources LLC	TL 1L 08/21	SOFR (6M) + 6.25%	9.78%	8/17/2027	USA	USD	1,479,398	1,463,124	(a) (b) (d)

Oxford Global Resources LLC	TL 1L DD 08/21	SOFR (3M) + 1.00%	1.00%	8/17/2027	USA	USD	257,645	(2,834)	(a) (b) (e)

SIRVA Worldwide Inc	TL 1L 07/18	LIBOR (3M) + 5.50%	8.57%	8/4/2025	USA	USD	1,626,848	1,465,009	(d)

SIRVA Worldwide Inc	TL 2L 07/18	LIBOR (3M) + 9.50%	13.22%	8/3/2026	USA	USD	59,000	51,197	(d)

Industrial Machinery - 0.50%

CPM Holdings Inc	TL 2L 10/18	LIBOR (1M) + 8.25%	11.38%	11/16/2026	USA	USD	371,172	358,181	(d)

Engineered Machinery Holdings Inc	TL 2L 08/21	LIBOR (3M) + 6.00%	9.67%	5/21/2029	USA	USD	297,640	278,293	(d)

Time Manufacturing Co	Revolver 1L 12/21	LIBOR (3M) + 0.50%	3.83%	12/1/2027	USA	USD	153,560	77,627	(a) (b) (e)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Time Manufacturing Co	TL 1L 06/22	EURIBOR (3M) + 6.50%	7.25%	12/1/2027	DEU	EUR	373,270	$339,387	(a) (b) (d)

Time Manufacturing Co	TL 1L 12/21	LIBOR (3M) + 6.50%	9.54%	12/1/2027	USA	USD	923,752	853,270	(a) (b) (d)

Time Manufacturing Co	TL 1L 12/21	EURIBOR (3M) + 6.50%	7.25%	12/1/2027	DEU	EUR	595,500	541,444	(a) (b) (d)

Insurance Brokers - 4.06%

Alera Group Intermediate Holdings Inc	TL 1L 09/21	SOFR (1M) + 6.10%	9.83%	10/2/2028	USA	USD	656,895	611,569	(a) (b) (d)

Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	SOFR (1M) + 6.10%	9.83%	10/2/2028	USA	USD	186,679	173,798	(a) (b)

Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	SOFR (1M) + 6.10%	5.17%	10/2/2028	USA	USD	539,837	445,272	(a) (b) (e)

CFC Underwriting Ltd	TL 1L B 05/22	SOFR (3M) + 5.50%	8.51%	5/16/2029	GBR	USD	5,343,384	5,162,777	(a) (b) (d)

CFC Underwriting Ltd	TL 1L DD 05/22	SOFR (3M) + 1.10%	1.10%	5/16/2029	GBR	GBP	630,571	(24,432)	(a) (b) (e)

Foundation Risk Partners Corp	Revolver 1L 10/21	SOFR (3M) + 0.38%	0.38%	10/29/2027	USA	USD	141,750	(4,465)	(a) (b) (e)

Foundation Risk Partners Corp	TL 1L 03/22	SOFR (1M) + 6.25%	9.35%	10/29/2028	USA	USD	835,927	809,596	(a) (b) (d)

Foundation Risk Partners Corp	TL 1L 10/21	SOFR (1M) + 6.25%	9.35%	10/29/2028	USA	USD	1,335,708	1,293,633	(a) (b) (d)

Foundation Risk Partners Corp	TL 1L DD 03/22	SOFR (3M) + 1.00%	3.20%	10/29/2028	USA	USD	3,359,042	1,537,691	(a) (b) (e)

Foundation Risk Partners Corp	TL 1L DD 10/21	SOFR (1M) + 6.25%	9.35%	10/29/2028	USA	USD	290,502	281,351	(a) (b) (d)

Galway Partners Holdings LLC	Revolver 1L 09/21	LIBOR (3M) + 0.50%	0.50%	9/30/2027	USA	USD	205,492	(4,788)	(a) (b) (e)

Galway Partners Holdings LLC	TL 1L 09/21	LIBOR (3M) + 5.25%	8.92%	9/29/2028	USA	USD	2,660,173	2,598,191	(a) (b)

Galway Partners Holdings LLC	TL 1L DD 09/21	LIBOR (3M) + 0.50%	5.78%	9/29/2028	USA	USD	254,966	222,450	(a) (b) (e)

Integrity Marketing Group LLC	TL 1L DD 06/22	SOFR (3M) + 5.75%	5.25%	8/27/2025	USA	USD	5,584,673	4,478,143	(a) (b) (e)

Integrity Marketing Group LLC	TL 1L DD 12/21	LIBOR (3M) + 5.50%	8.67%	8/27/2025	USA	USD	2,938,220	2,873,286	(a) (b) (d)

IT Consulting & Other Services - 3.50%

3Pillar Global Inc	Revolver 1L 11/21	LIBOR (3M) + 0.50%	0.50%	11/23/2026	USA	USD	186,240	(6,518)	(a) (b) (e)

3Pillar Global Inc	TL 1L 11/21	LIBOR (3M) + 6.00%	8.98%	11/23/2027	USA	USD	1,940,847	1,872,917	(a) (b) (d)

3Pillar Global Inc	TL 1L DD 11/21	LIBOR (3M) + 1.00%	2.29%	11/23/2027	USA	USD	620,800	93,741	(a) (b) (e)

PSAV Inc	TL 1L B1 12/20	0.25% PIK, LIBOR (3M) + 3.25%	6.64%	3/3/2025	USA	USD	10,302,207	8,993,003	(d) (f)

PSAV Inc	TL 1L B3 12/20	10.00% PIK, 5.00%	15.00%	10/15/2026	USA	USD	627,741	635,116	(d) (f)

PSAV Inc	TL 2L 02/18	LIBOR (3M) + 7.25%	10.06%	9/1/2025	USA	USD	7,628,543	6,064,692	(d)

Leisure Facilities - 0.86%

United PF Holdings LLC	TL 1L 01/20	LIBOR (3M) + 4.00%	8.46%	12/30/2026	USA	USD	5,031,282	4,308,036	(d)

United PF Holdings LLC	TL 1L B 06/20	LIBOR (3M) + 8.50%	12.17%	12/30/2026	USA	USD	55,845	52,495	(d)

Leisure Products - 1.98%

Areas Worldwide SASU	TL 1L B1 06/19	EURIBOR (6M) + 4.75%	4.75%	7/1/2026	ESP	EUR	12,328,214	10,002,137	(d)

Life & Health Insurance - 0.65%

Luxembourg Life Fund - Absolute Return Fund II	TL 1L 02/22	SOFR (3M) + 7.50%	9.55%	2/10/2027	LUX	USD	3,280,146	3,256,201	(b)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Life Sciences Tools & Services - 1.11%

PAREXEL International Corp	TL 2L 07/21	LIBOR (1M) + 6.50%	10.25%	11/15/2029	USA	USD	5,766,010	$5,581,498	(b) (d)

Marine Ports & Services - 1.14%

Direct ChassisLink Inc	TL 2L B 04/19	LIBOR (3M) + 6.75%	10.05%	4/10/2026	USA	USD	5,744,575	5,727,543	(d)

Movies & Entertainment - 0.20%

Cast & Crew Entertainment Services LLC	TL 1L 01/19	LIBOR (1M) + 3.50%	7.25%	2/9/2026	USA	USD	1,038,448	1,023,162	(d)

Packaged Foods & Meats - 0.10%

Solina France SASU	TL 1L 10/22	SOFR (3M) + 6.25%	6.25%	9/30/2028	FRA	USD	500,000	485,000	(a) (b) (d)

Personal Products - 0.15%

Pretium Packaging LLC	TL 1L 09/21	LIBOR (3M) + 4.00%	7.60%	10/2/2028	USA	USD	65,376	57,613	(d)

Pretium Packaging LLC	TL 2L 09/21	LIBOR (3M) + 6.75%	10.21%	10/1/2029	USA	USD	810,470	722,534	(b) (d)

Pharmaceuticals - 0.16%

iNova Pharmaceuticals (Australia) Pty Limited	TL 1L 10/22	BBSY (6M) + 6.5%	6.50%	10/30/2028	AUS	AUD	1,317,795	817,512	(b) (d)

iNova Pharmaceuticals (Australia) Pty Limited	TL 1L DD—C 10/22	BBSY (6M) + 6.5%	0.00%	10/30/2028	AUS	AUD	133,689	(2,565)	(b) (e)

Property & Casualty Insurance - 1.07%

Alacrity Solutions Group LLC	Revolver 1L 12/21	PRIME (3M) + 4.25%	2.83%	12/22/2027	USA	USD	505,280	129,503	(b) (e)

Alacrity Solutions Group LLC	TL 1L 12/21	LIBOR (3M) + 5.25%	8.91%	12/22/2028	USA	USD	5,568,316	5,324,981	(b) (d)

Alacrity Solutions Group LLC	TL 1L DD 06/22	SOFR (3M) + 1.00%	1.00%	12/22/2028	USA	USD	2,469,245	(107,906)	(b) (e)

Publishing - 0.00%

Emerald Expositions Holding Inc	TL 1L B 11/17	LIBOR (1M) + 2.75%	6.50%	5/22/2024	USA	USD	7,539	7,242	(d)

Real Estate Operating Companies - 1.38%

Opendoor Labs Inc	TL 2L DD 10/21	10.00%	10.00%	4/1/2026	USA	USD	7,329,587	6,948,449	(a) (b)

Real Estate Services - 0.42%

SitusAMC Holdings Corp	TL 1L 12/21	LIBOR (3M) + 5.75%	8.00%	12/22/2027	USA	USD	2,224,849	2,111,160	(a) (b) (d)

Research & Consulting Services - 2.35%

Element Materials Technology Group US Holdings Inc	TL 1L B 03/22	EURIBOR (3M) + 4.25%	5.44%	4/12/2029	GBR	EUR	51,387	49,135	(d)

Element Materials Technology Group US Holdings Inc	TL 1L B 04/22	SOFR (3M) + 4.35%	7.90%	6/22/2029	USA	USD	143,710	139,668

Element Materials Technology Group US Holdings Inc	TL 1L DD—B 04/22	SOFR (3M) + 4.35%	8.71%	6/22/2029	USA	USD	66,328	64,462

Element Materials Technology Group US Holdings Inc	TL 2L DD 06/22	SONIA (1M) + 7.25%	9.44%	6/24/2030	USA	GBP	413,113	450,406	(b)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Element Materials Technology Group US Holdings Inc	TL 2L DD 07/22	SONIA (3M) + 7.25%	9.44%	6/24/2030	GBR	GBP	1,336,815	$1,457,494	(b) (d)

Element Materials Technology Group US Holdings Inc	TL Unsec DD 07/22	SOFR (3M) + 8.50%	10.91%	7/9/2031	USA	USD	5,489,024	5,066,918	(b) (f)

HKA	TL 1L B 08/22	SOFR (3M) + 5.75%	8.74%	8/9/2029	GBR	USD	4,176,369	4,029,361	(b) (d)

HKA	TL 1L DD (CAR) 08/22	SOFR (3M) + 0.00%	0.00%	8/9/2029	GBR	USD	1,318,854	(46,424)	(b) (e)

TMF Group Holding BV	TL 2L 12/17	EURIBOR (3M) + 6.88%	8.06%	5/4/2026	NLD	EUR	693,210	670,537	(d)

Security & Alarm Services - 0.07%

Monitronics International Inc	TL 1L EXIT 08/19	LIBOR (3M) + 7.50%	11.91%	3/29/2024	USA	USD	514,179	341,931	(d)

Specialized Consumer Services - 0.41%

Learning Care Group Inc	TL 1L B 05/20	LIBOR (3M) + 8.50%	12.13%	3/13/2025	USA	USD	275,518	273,796	(d)

NPD Group Inc/The	Revolver 1L 08/22	SOFR (3M) + 0.50%	0.50%	12/1/2027	USA	USD	51,095	(966)	(a) (b) (e)

NPD Group Inc/The	TL 1L 08/22	SOFR (1M) + 6.25%	9.27%	12/1/2028	USA	USD	953,477	935,456	(a) (b) (d) (f)

SavATree LLC	Revolver 1L 10/21	LIBOR (3M) + 0.38%	0.38%	10/12/2028	USA	USD	128,932	(1,444)	(a) (b) (e)

SavATree LLC	TL 1L 10/21	LIBOR (3M) + 5.25%	7.54%	10/12/2028	USA	USD	881,963	872,085	(a) (b)

SavATree LLC	TL 1L DD 10/21	LIBOR (3M) + 0.50%	0.50%	10/12/2028	USA	USD	117,329	(1,314)	(a) (b) (e)

Specialized REITs - 0.64%

Pretium Partners LLC P2	TL 1L 12/21	11.00%	11.00%	12/16/2029	USA	USD	3,270,612	3,205,200	(a) (b) (d)

Specialty Chemicals - 3.66%

Aruba Investments Inc	TL 2L 10/20	LIBOR (1M) + 7.75%	11.33%	11/24/2028	USA	USD	465,220	424,125	(d)

Flint Group GmbH	TL 1L 01/17	0.75% PIK, LIBOR (3M) + 4.25%	0.75%	9/21/2023	USA	USD	1,170,439	866,856	(f)

Flint Group GmbH	TL 1L B 04/14	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	3,508,518	2,687,258	(f)

Flint Group GmbH	TL 1L B3 05/15	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	71,947	55,106	(f)

Flint Group GmbH	TL 1L B4 11/15	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	623,059	477,216	(f)

Flint Group GmbH	TL 1L B5 02/17	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	457,093	350,099	(f)

Flint Group GmbH	TL 1L B6 03/17	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	35,919	27,511	(f)

Flint Group GmbH	TL 1L B7 04/14	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	79,683	61,031	(f)

Flint Group GmbH	TL 1L C 04/14	0.75% PIK, LIBOR (3M) + 4.50%	0.75%	9/21/2023	USA	USD	194,313	143,913	(f)

Vantage Specialty Chemicals Inc	TL 1L B 10/17	LIBOR (3M) + 3.50%	7.53%	10/28/2024	USA	USD	13,076,660	12,530,448	(d)

Vantage Specialty Chemicals Inc	TL 2L 10/17	LIBOR (3M) + 8.25%	11.32%	10/27/2025	USA	USD	1,045,139	943,238	(d)

Trading Companies & Distributors - 0.00%

Radwell International LLC/PA	TL 1L 04/22	SOFR (3M) + 5.85%	9.40%	4/1/2029	USA	USD	24,359	23,638	(a) (b) (d)

Trucking - 0.46%

Kenan Advantage Group Inc/The	TL 2L 08/21	LIBOR (1M) + 7.25%	10.37%	9/1/2027	USA	USD	2,498,320	2,314,069	(d)

TOTAL LEVERAGED LOANS (Amortized cost $387,585,712)								$358,939,712

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
High Yield Securities - 55.49%

Aerospace & Defense - 0.75%

Ultra Electronics Holdings PLC	7.25% 01/2030	1/31/2030	USA	USD	2,144,565	$1,956,058	(a) (b)

Ultra Electronics Holdings PLC	9.0% PIK 01/2031	1/31/2031	USA	USD	2,000,179	1,799,361	(a) (b)

Airlines - 1.47%

American Airlines Group Inc	3.750% 03/2025	3/1/2025	USA	USD	8,431,000	7,429,229	(d) (h)

Alternative Carriers - 0.94%

Zayo Group LLC	6.125% 03/2028	3/1/2028	USA	USD	7,145,000	4,765,715	(d) (h)

Apparel, Accessories & Luxury Goods - 0.47%

Varsity Brands Inc	L+8.000% 12/2024	12/22/2024	USA	USD	2,387,000	2,372,917	(b) (d) (h)

Application Software - 2.46%

Cision Ltd	9.500% 02/2028	2/15/2028	USA	USD	10,042,000	4,598,935	(d) (h)

TeamSystem SpA	6.250% 02/2028	2/15/2028	ITA	EUR	496,000	475,486	(a) (b) (d) (h)

TIBCO Software Inc	6.500% 03/2029	3/31/2029	USA	USD	8,460,000	7,350,285	(d) (h)

Auto Parts & Equipment - 0.95%

Wheel Pros Inc	6.500% 05/2029	5/15/2029	USA	USD	10,121,000	4,778,559	(d) (h)

Automotive Retail - 1.59%

Mavis Discount Tire Inc	6.500% 05/2029	5/15/2029	USA	USD	9,975,000	8,028,977	(d) (h)

Broadcasting - 1.26%

Spotify USA Inc	0.000% 03/2026	3/15/2026	USA	USD	7,930,000	6,336,070	(d) (g)

Building Products - 10.19%

Acproducts Inc (aka Cabinetworks)	6.375% 05/2029	5/15/2029	USA	USD	17,269,000	8,902,774	(d) (h)

Cornerstone (Ply Gem Holdings Inc)	8.750% 08/2028	8/1/2028	USA	USD	1,826,000	1,524,710	(d) (h)

LBM Borrower LLC	6.250% 01/2029	1/15/2029	USA	USD	12,919,000	9,067,975	(d) (h)

LBM Borrower LLC	7.750% 04/2027	4/1/2027	USA	USD	7,183,000	4,767,968	(d) (h) (i)

Oldcastle Buildingenvelope Inc	9.500% 04/2030	4/15/2030	USA	USD	152,000	129,069	(d) (h)

Patrick Industries Inc	4.750% 05/2029	5/1/2029	USA	USD	223,000	168,718	(d) (h)

PrimeSource Building Products Inc	5.625% 02/2029	2/1/2029	USA	USD	8,876,000	5,649,077	(d) (h)

PrimeSource Building Products Inc	6.750% 08/2029	8/1/2029	USA	USD	7,522,000	4,958,833	(d) (h)

SRS Distribution Inc	6.000% 12/2029	12/1/2029	USA	USD	10,726,000	8,770,704	(d) (h)

SRS Distribution Inc	6.125% 07/2029	7/1/2029	USA	USD	9,167,000	7,468,107	(d) (h)

Cable & Satellite - 2.09%

Cablevision Lightpath LLC	5.625% 09/2028	9/15/2028	USA	USD	811,000	645,974	(d) (h)

CSC Holdings LLC (Altice USA)	5.000% 11/2031	11/15/2031	USA	USD	2,754,000	1,967,518	(d) (h)

CSC Holdings LLC (Altice USA)	5.750% 01/2030	1/15/2030	USA	USD	5,101,000	3,912,135	(d) (h)

RCN Grande (Radiate)	6.500% 09/2028	9/15/2028	USA	USD	6,272,000	3,966,570	(d) (h)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Commercial Printing - 1.14%

Multi-Color Corp	10.500% 07/2027	7/15/2027	USA	USD	4,947,000	$4,464,074	(d) (h) (i)

Multi-Color Corp	5.875% 10/2028	11/1/2028	USA	USD	1,497,000	1,303,191	(d) (h)

Commodity Chemicals - 0.47%

SI Group Inc	6.750% 05/2026	5/15/2026	USA	USD	4,943,000	2,366,427	(d) (h)

Construction & Engineering - 0.47%

Maxim Crane Works LP / Maxim Finance Corp	10.125% 08/2024	8/1/2024	USA	USD	2,483,000	2,392,706	(d) (h)

Construction Materials - 0.02%

Cemex Materials LLC	7.700% 07/2025	7/21/2025	USA	USD	101,000	102,515	(d) (h)

Data Processing & Outsourced Services - 1.43%

Xerox Business Services /Conduent	6.000% 11/2029	11/1/2029	USA	USD	8,803,000	7,235,318	(d) (h)

Department Stores - 0.00%

JC Penney Corp Inc	8.625% 03/2025	3/15/2025	USA	USD	97,819	—	(b) (c) (h)

Electronic Components - 1.89%

CommScope Inc	6.000% 06/2025	6/15/2025	USA	USD	7,686,000	7,185,334	(d) (h)

CommScope Inc	7.125% 07/2028	7/1/2028	USA	USD	2,770,000	2,352,597	(d) (h)

Health Care Equipment - 1.13%

Haemonetics Corp	0.000% 03/2026	3/1/2026	USA	USD	6,892,000	5,720,360	(g)

Health Care Facilities - 1.35%

AHP Health Partners Inc	5.750% 07/2029	7/15/2029	USA	USD	109,000	83,668	(d) (h)

CHS/Community Health Systems, Inc.	6.125% 04/2030	4/1/2030	USA	USD	2,234,000	921,458	(d) (h)

CHS/Community Health Systems, Inc.	6.875% 04/2028	4/1/2028	USA	USD	3,254,000	1,246,526	(d) (h)

CHS/Community Health Systems, Inc.	6.875% 04/2029	4/15/2029	USA	USD	599,000	242,496	(d) (h)

LifePoint Hospitals Inc	5.375% 01/2029	1/15/2029	USA	USD	6,718,000	4,301,535	(d) (h)

Health Care Technology - 0.44%

athenahealth Inc	6.500% 02/2030	2/15/2030	USA	USD	2,859,000	2,235,080	(d) (h)

Hotels, Resorts & Cruise Lines - 7.55%

Carnival Corp	5.750% 03/2027	3/1/2027	USA	USD	12,506,000	8,689,169	(d) (h)

Carnival Corp	6.000% 05/2029	5/1/2029	USA	USD	6,033,000	4,011,535	(d) (h)

NCL Corp Ltd	1.125% 02/2027	2/15/2027	USA	USD	3,608,000	2,769,140	(d) (h)

NCL Corp Ltd	3.625% 12/2024	12/15/2024	USA	USD	5,007,000	4,355,574	(d) (h)

NCL Corp Ltd	6.125% 03/2028	3/15/2028	USA	USD	833,000	648,903	(d) (h)

Royal Caribbean Cruises Ltd	11.625% 08/2027	8/15/2027	USA	USD	4,119,000	3,957,206	(d) (h) (i)

Royal Caribbean Cruises Ltd	5.500% 04/2028	4/1/2028	USA	USD	8,085,000	6,248,896	(d) (h)

Viking Cruises Ltd	5.000% 02/2028	2/15/2028	USA	USD	836,000	690,360	(d) (h)

Viking Cruises Ltd	5.875% 09/2027	9/15/2027	USA	USD	3,008,000	2,384,297	(d) (h)

Viking Cruises Ltd	7.000% 02/2029	2/15/2029	USA	USD	5,473,000	4,350,137	(d) (h) (i)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Industrial Conglomerates - 0.78%

Unifrax I LLC / Unifrax Holding Co	5.250% 09/2028	9/30/2028	USA	USD	3,573,000	$2,850,061	(d) (h)

Unifrax I LLC / Unifrax Holding Co	7.500% 09/2029	9/30/2029	USA	USD	1,674,000	1,124,116	(d) (h) (i)

Industrial Machinery - 1.27%

SPX FLOW Inc	8.750% 04/2030	4/1/2030	USA	USD	7,864,000	6,400,903	(d) (h) (i)

Insurance Brokers - 4.07%

Hub International Ltd	5.625% 12/2029	12/1/2029	USA	USD	1,888,000	1,621,311	(d) (h)

National Financial Partners Corp	6.875% 08/2028	8/15/2028	USA	USD	22,176,000	18,896,502	(d) (h)

Integrated Oil & Gas - 0.77%

Occidental Petroleum Corp	4.100% 02/2047	2/15/2047	USA	USD	2,828,000	2,245,059	(d)

Occidental Petroleum Corp	4.200% 03/2048	3/15/2048	USA	USD	2,038,000	1,620,775	(d)

Leisure Facilities - 2.04%

Life Time Fitness Inc	5.750% 01/2026	1/15/2026	USA	USD	157,000	146,411	(d) (h)

Merlin Entertainments PLC	4.500% 11/2027	11/15/2027	IRL	EUR	4,898,000	3,918,739	(d) (h)

Merlin Entertainments PLC	6.625% 11/2027	11/15/2027	IRL	USD	7,389,000	6,191,834	(d) (h)

Oil & Gas Storage & Transportation - 4.43%

Genesis Energy	5.625% 06/2024	6/15/2024	USA	USD	7,725,000	7,560,535	(d)

Genesis Energy	6.500% 10/2025	10/1/2025	USA	USD	8,199,000	7,873,311	(d)

Global Partners LP / GLP Finance Corp	6.875% 01/2029	1/15/2029	USA	USD	613,000	555,436	(d)

Global Partners LP / GLP Finance Corp	7.000% 08/2027	8/1/2027	USA	USD	315,000	299,887	(d)

NGL Energy Partners LP / NGL Energy Finance Corp	7.500% 02/2026	2/1/2026	USA	USD	6,684,000	6,057,936	(d) (h)

Real Estate Services - 0.70%

Redfin Corp	0.000% 10/2025	10/15/2025	USA	USD	6,764,000	3,524,044	(d) (g)

Security & Alarm Services - 0.45%

Verisure Holding AB	3.875% 07/2026	7/15/2026	SWE	EUR	534,000	473,586	(d) (h)

Verisure Holding AB	9.250% 10/2027	10/15/2027	SWE	EUR	1,799,000	1,838,609	(d) (h)

Specialty Stores - 2.09%

Douglas Holding AG	6.000% 04/2026	4/8/2026	DEU	EUR	8,654,000	6,600,201	(d) (h)

Douglas Holding AG	8.250% 10/2026	10/1/2026	DEU	EUR	7,204,814	3,951,842	(d) (h)

Technology Hardware, Storage & Peripherals - 0.10%

Lenovo Group Ltd	10.750% 09/2024 Class D	9/30/2024	HKG	EUR	90,524	89,464	(a) (b)

Lenovo Group Ltd	10.750% 09/2024 Class D	9/30/2024	HKG	GBP	20,573	23,583	(a) (b)

Lenovo Group Ltd	10.750% 09/2024 Class D	9/30/2024	HKG	USD	117,599	117,599	(a) (b)

Lenovo Group Ltd	6.750% 09/2024 Class C	9/30/2024	HKG	EUR	125,603	124,132	(a) (b)

Lenovo Group Ltd	6.750% 09/2024 Class C	9/30/2024	HKG	GBP	28,545	32,722	(a) (b)

Lenovo Group Ltd	6.750% 09/2024 Class C	9/30/2024	HKG	USD	163,170	163,170	(a) (b)

Trading Companies & Distributors - 0.73%

TruckPro LLC	11.000% 10/2024	10/15/2024	USA	USD	3,746,000	3,686,903	(d) (h)

TOTAL HIGH YIELD SECURITIES (Amortized cost $364,023,809)						$280,038,897

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Asset Backed Securities - 7.62%

Diversified Real Estate Activities - 0.01%

Connecticut Avenue Securities Trust 2022-R07	CAS 2022-R07 1B1	SOFR (3M) + 6.80%	9.80%	6/25/2042	USA	USD	43,510	$43,751	(h)

Specialized Finance - 7.61%

Adagio IX EUR CLO DAC	ADAGI IX-A B1	EURIBOR (3M) + 1.70%	2.70%	9/15/2034	IRL	EUR	716,000	639,765	(b) (h)

AGL CLO 7 Ltd	AGL 2020-7A ER	LIBOR (3M) + 6.35%	10.43%	7/15/2034	USA	USD	1,187,688	981,163	(b) (h) (i)

Aimco CDO	AIMCO 2021-16A E	LIBOR (3M) + 6.20%	10.28%	1/17/2035	USA	USD	1,075,210	903,340	(b) (h) (i)

ALM Loan Funding Ltd	ALM 2020-1A D	LIBOR (3M) + 6.00%	10.08%	10/15/2029	USA	USD	865,360	728,734	(b) (h)

Arbour CLO II DAC	ARBR 2014-2A B1RR	EURIBOR (3M) + 1.50%	2.88%	4/15/2034	IRL	EUR	1,099,000	982,039	(b) (h)

Arbour CLO IV DAC	ARBR 4A BRR	EURIBOR (3M) + 1.30%	2.68%	4/15/2034	IRL	EUR	724,000	646,652	(b) (h)

ARES CLO Ltd	ARESE 15A E	EURIBOR (3M) + 6.11%	6.11%	1/15/2036	IRL	EUR	879,000	680,138	(b) (h)

Ares LXV CLO Ltd	ARES 2022-65A E	SOFR (3M) + 7.10%	11.16%	7/25/2034	USA	USD	1,078,040	922,148	(b) (h)

Ballyrock CDO Ltd	BALLY 2020-14A D	LIBOR (3M) + 7.00%	11.24%	1/20/2034	USA	USD	250,000	210,950	(b) (h)

Ballyrock CLO Ltd	BALLY 2019-1A DR	LIBOR (3M) + 6.75%	10.83%	7/15/2032	USA	USD	431,180	378,743	(b) (h)

Barings Euro CLO 2020-1 DAC	BABSE 2020-1A BR	EURIBOR (3M) + 1.75%	1.79%	10/21/2034	IRL	EUR	906,000	817,010	(b) (h)

Bbam US Clo I Ltd	BBAM 2022-1A D	SOFR (3M) + 6.80%	10.66%	4/15/2035	USA	USD	1,285,000	1,141,821	(b) (h)

Broad River BSL Funding CLO	BDRVR 2020-1A ER	LIBOR (3M) + 6.50%	10.74%	7/20/2034	USA	USD	1,500,000	1,250,550	(b) (h)

Capital Four US CLO Ltd	C4US 2022-1A D	SOFR (3M) + 5.36%	8.92%	10/20/2030	USA	USD	363,664	352,327	(b) (h)

Carlyle Global Market Strategies	CGMS 2020-2A DR	LIBOR (3M) + 6.70%	11.06%	1/25/2035	USA	USD	640,460	549,029	(b) (h)

Carlyle Global Market Strategies	CGMS 2021-8A E	LIBOR (3M) + 6.50%	10.58%	10/15/2034	USA	USD	370,690	310,318	(b) (h)

Carlyle Global Market Strategies	CGMS 2021-9A E	LIBOR (3M) + 6.63%	10.87%	10/20/2034	USA	USD	819,560	687,884	(b) (h)

CarVal CLO	CARVL 2021-1A E	LIBOR (3M) + 6.60%	10.84%	7/20/2034	USA	USD	2,000,000	1,686,411	(b) (h) (i)

CarVal CLO	CARVL 2021-2A E	LIBOR (3M) + 6.75%	10.83%	10/15/2034	USA	USD	446,919	376,408	(b) (h)

CIFC Funding Ltd	CIFC 2021-7A E	LIBOR (3M) + 6.35%	10.67%	1/23/2035	USA	USD	644,186	546,002	(b) (h)

Connecticut Avenue Securities Trust 2022-R08	CAS 2022-R08 1B1	SOFR (3M) + 5.60%	8.60%	7/25/2042	USA	USD	29,425	28,062	(h)

CVC Cordatus Loan Fund XVIII DAC	CORDA 18A ER	EURIBOR (3M) + 6.06%	7.76%	7/29/2034	IRL	EUR	1,198,000	923,069	(b) (h)

Dryden Senior Loan Fund	DRSLF 2021-92A E	LIBOR (3M) + 6.50%	9.48%	11/20/2034	USA	USD	463,342	370,834	(b) (h)

Eaton Vance CDO Ltd	EATON 2020-2A ER	LIBOR (3M) + 6.50%	10.58%	1/15/2035	USA	USD	510,460	434,200	(b) (h)

Elmwood CLO	ELMW5 2020-2A ER	LIBOR (3M) + 6.10%	10.34%	10/20/2034	USA	USD	1,500,000	1,246,027	(b) (h)

Elmwood CLO	ELMW6 2020-3A ER	LIBOR (3M) + 6.50%	10.74%	10/20/2034	USA	USD	558,701	476,640	(b) (h)

Goldentree Loan Management US Clo 12 Ltd	GLM 2022-12A E	SOFR (3M) + 7.25%	11.21%	4/20/2034	USA	USD	291,777	252,024	(b) (h)

Golub Capital Partners CLO Ltd	GCBSL 2021-58A E	LIBOR (3M) + 6.81%	11.17%	1/25/2035	USA	USD	549,013	476,390	(b) (h)

Guardia 1 Ltd	GUARD 2019-1A D	7.11%	7.11%	10/20/2037	USA	USD	1,550,000	1,251,473	(b) (h)

Gulf Stream Meridian	GSM 2021-6A D	LIBOR (3M) + 6.36%	10.44%	1/15/2037	USA	USD	1,118,253	905,767	(b) (h)

Harvest CLO XXI DAC	HARVT 21A DR	EURIBOR (3M) + 3.40%	4.78%	7/15/2031	IRL	EUR	602,000	518,045	(b) (h)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Henley CLO III DAC	HNLY 3A CR	EURIBOR (3M) + 2.30%	3.84%	12/25/2035	IRL	EUR	638,000	$538,249	(b) (h)

Kayne CLO 7 Ltd	KAYNE 2020-1A E	LIBOR (3M) + 6.50%	10.58%	4/17/2033	USA	USD	310,460	269,126	(b) (h)

Madison Park Funding LIX Ltd	MDPK 2021-59A E	LIBOR (3M) + 6.60%	10.79%	1/18/2034	USA	USD	814,787	702,231	(b) (h)

Madison Park Funding Ltd	MDPK 2021-52A E	LIBOR (3M) + 6.50%	10.82%	1/22/2035	USA	USD	742,891	625,331	(b) (h)

Madison Park Funding XLV Ltd	MDPK 2020-45A ER	LIBOR (3M) + 6.35%	10.43%	7/15/2034	USA	USD	429,000	360,986	(b) (h)

Morgan Stanley Eaton Vance CLO Ltd	MSEV 2021-1A E	LIBOR (3M) + 6.75%	11.07%	10/20/2034	USA	USD	520,000	436,822	(b) (h)

Neuberger Berman CLO Ltd	NEUB 2021-46A E	LIBOR (3M) + 6.25%	10.49%	1/20/2036	USA	USD	1,067,761	899,741	(b) (h) (i)

Neuberger Berman Loan Advisers Euro CLO 2 DAC	NEUBE 2021-2A C	EURIBOR (3M) + 2.20%	3.58%	4/15/2034	IRL	EUR	449,000	381,590	(b) (h)

Oak Hill Credit Partners	OAKC 2021-10A E	LIBOR (3M) + 6.25%	10.44%	1/18/2036	USA	USD	497,312	418,478	(b) (h)

Otranto Park	OTOPK 1A B	EURIBOR (3M) + 2.15%	2.15%	5/15/2035	IRL	EUR	708,000	649,579	(b) (h)

Otranto Park	OTOPK 1A E	EURIBOR (3M) + 7.05%	0.00%	5/15/2035	IRL	EUR	428,000	354,453	(b) (h)

Palmer Square CLO Ltd	PFIXD 2019-1A E	7.11%	7.11%	4/20/2037	USA	USD	930,641	764,912	(b) (h)

Pikes Peak CLO	PIPK 2021-9A E	LIBOR (3M) + 6.58%	10.94%	10/27/2034	USA	USD	405,000	337,506	(b) (h)

Post CLO	POST 2021-1A E	LIBOR (3M) + 6.45%	10.53%	10/15/2034	USA	USD	250,000	209,912	(b) (h)

PPM CLO 4 Ltd	PPMC 2020-4A ER	LIBOR (3M) + 6.50%	10.69%	10/18/2034	USA	USD	332,741	275,723	(b) (h)

Providus CLO IV DAC	PRVD 4A CR	EURIBOR (3M) + 2.20%	3.66%	4/20/2034	IRL	EUR	668,000	564,686	(b) (h)

Rad CLO Ltd	RAD 2021-14A E	LIBOR (3M) + 6.50%	10.58%	1/15/2035	USA	USD	335,000	284,935	(b) (h)

Rad CLO Ltd	RAD 2021-15A E	LIBOR (3M) + 6.20%	10.44%	1/20/2034	USA	USD	928,117	751,118	(b) (h)

REESE PARK CLO LTD	RESPK 2020-1A ER	LIBOR (3M) + 6.50%	10.58%	10/15/2034	USA	USD	1,375,020	1,147,613	(b) (h)

Regatta Funding Ltd	REG21 2021-3A E	LIBOR (3M) + 6.75%	10.99%	10/20/2034	USA	USD	321,680	269,216	(b) (h)

Regatta Funding Ltd	REG23 2021-4A E	LIBOR (3M) + 6.70%	10.94%	1/20/2035	USA	USD	804,000	701,302	(b) (h)

Regatta XX Funding Ltd	REG20 2021-2A E	LIBOR (3M) + 6.25%	10.33%	10/15/2034	USA	USD	208,000	171,094	(b) (h)

RRE 1 Loan Management DAC	RRME 1A A2R	EURIBOR (3M) + 1.35%	2.73%	4/15/2035	IRL	EUR	358,000	322,584	(b) (h)

Sand Trust 2001-1	SAND 2021-1A E	LIBOR (3M) + 6.80%	10.88%	10/15/2034	USA	USD	643,000	528,657	(b) (h)

SG Residential Mortgage Trust 2022-2	SGR 2022-2 B1	5.35%	5.35%	9/25/2067	USA	USD	57,502	44,955	(h)

Sound Point CLO Ltd	SNDPT 2021-1A E	LIBOR (3M) + 6.85%	11.21%	4/25/2034	USA	USD	290,000	239,149	(b) (h)

Sound Point Euro CLO	SNDPE 2A ER	EURIBOR (3M) + 6.34%	7.80%	1/26/2036	IRL	EUR	500,000	391,153	(b) (h)

St Paul’s CLO VII DAC	SPAUL 7A B1RR	EURIBOR (3M) + 1.65%	3.05%	7/18/2034	IRL	EUR	856,000	766,777	(b) (h)

Symphony CLO Ltd	SYMP 2020-22A E	LIBOR (3M) + 6.25%	10.44%	4/18/2033	USA	USD	598,680	513,342	(b) (h)

TICP CLO Ltd	TICP 2017-9A E	LIBOR (3M) + 5.60%	9.84%	1/20/2031	USA	USD	738,460	635,127	(b) (h)

Tikehau CLO DAC	TIKEH 2015-1A DRR EUR	EURIBOR (3M) + 3.40%	3.66%	8/4/2034	IRL	EUR	637,000	541,964	(b) (h)

Tikehau CLO V DAC	TIKEH 5A D1	EURIBOR (3M) + 3.90%	5.28%	4/15/2032	IRL	EUR	301,000	256,272	(b) (h)

Trinitas Euro CLO II DAC	TRNTE 2A ER	EURIBOR (3M) + 7.23%	8.61%	4/15/2035	USA	EUR	1,770,566	1,499,614	(b) (h)

TOTAL ASSET BACKED SECURITIES (Amortized cost $44,903,477)								$38,571,911

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Maturity Date	Country	Currency	Shares	Fair Value	Footnotes
Equity & Other Investments - 6.63%

Aerospace & Defense - 0.05%

Ultra Electronics Holdings PLC	Private Equity		GBR	GBP	245,496	$263,348	(a) (b)

Application Software - 1.22%

Med-Metrix	Common Stock		USA	USD	597	57,071	(a) (b)

Med-Metrix	8.000% 12/2050 PIK Pref Equity	12/16/2050	USA	USD	597	29,862	(a) (b) (f)

TIBCO Software Inc	S+12% Pref Equity	12/31/2069	USA	USD	6,451	6,038,045	(b) (d) (f)

Diversified Metals & Mining - 0.05%

Foresight Energy LLC	Common Stock		USA	USD	17,979	228,979	(a) (b)

Health Care Services - 0.21%

Affordable Care Inc	11.750% 12/2069 PIK Pref Equity	12/31/2069	USA	USD	677,000	686,207	(a) (b) (f)

American Vision Partners	Private Equity		USA	USD	49,770	43,504	(a) (b)

Amerivet Partners Management Inc	11.500% 12/2059 Pref Equity PIK	12/31/2059	USA	USD	298	279,550	(a) (b) (f)

Health Care Technology - 2.43%

athenahealth Inc	Private Equity		USA	USD	12,641,498	12,254,416	(b)

Hotels, Resorts & Cruise Lines - 0.59%

Hilton Grand Vacations Inc	Common Stock		USA	USD	75,777	2,973,489

Leisure Facilities - 0.33%

Pure Gym Ltd	Private Equity		GBR	GBP	1,416,469	1,674,003	(a) (b)

Residential REITs - 1.50%

Avenue One PropCo	Private Equity		USA	USD	7,558,386	7,558,386	(a) (b)

Specialized REITs - 0.25%

Pretium Partners LLC P2	Private Equity		USA	USD	1,635,306	1,285,579	(a) (b)

TOTAL EQUITY & OTHER INVESTMENTS (Cost $34,766,452)						$33,372,439

Trade Claim - 0.00%

Health Care Facilities - 0.00%

Quorum Health Corp	Trade Claim		USA	USD	212,000	$21,391	(a) (b)

TOTAL TRADE CLAIM (Cost $85,850)						$21,391

TOTAL INVESTMENTS (Cost $831,365,300) - 140.94%						$710,944,350

LIABILITIES EXCEEDING OTHER ASSETS, NET - (40.94%)						(206,496,301)

NET ASSETS - 100.00%						$504,448,049

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

TL	Term loan
DD	Delayed draw term loan
1L	First lien
2L	Second lien
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Non-income producing security.
(d)	Investment is held as collateral for the Fund’s credit facility.
(e)	Investment is an unfunded or partially funded commitment.
(f)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(g)	Zero coupon bond.
(h)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.
(i)	Investment is pledged as collateral for the Fund’s reverse repurchase borrowings.

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Consolidated Statement of Assets and Liabilities

As of October 31, 2022

Assets

Investments, at fair value (cost $831,365,300)	$710,944,350

Cash	20,918,288

Receivable for investments sold	20,728,748

Dividends and interest receivable	10,103,042

Receivable for shares issued	1,863,796

Prepaid expenses	55,255

Total assets	764,613,479

Liabilities

Credit facility (net of deferred financing costs of $666,868)	221,927,534

Reverse repurchase agreement	12,508,000

Payable for investments purchased	17,066,879

Distribution payable	3,830,797

Due to custodian (cost $2,281,970)	2,411,022

Investment advisory fees payable	531,950

Interest payable	567,101

Trustees’ fees payable	229,347

Distribution fees payable	107,365

Shareholder servicing fees	52,790

Other accrued expenses	932,645

Total liabilities	260,165,430

Commitments and Contingencies (Note 8)

Net assets	$504,448,049

Net Assets

Paid-in capital — (unlimited shares authorized — $0.001 par value)	$623,908,458

Accumulated deficit	(119,460,409)

Net assets	$504,448,049

Class D:

Net asset value	$3,312,548

Price per share (164,845 shares)	$20.09

Class I:

Net asset value	$216,971,297

Price per share (10,015,243 shares)	$21.66

Class T:

Net asset value	$24,723,955

Price per share (1,152,133 shares)	$21.46

Class U:

Net asset value	$259,440,249

Price per share (12,562,934 shares)	$20.65

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Consolidated Statement of Operations

For the Year Ended October 31, 2022

Investment income

Interest income	$55,717,613

Other income	88,686

Total investment income	55,806,299

Expenses

Investment advisory fees	7,448,966

Interest expense	6,059,033

Distribution fees	1,451,372

Shareholder servicing fees	731,885

Legal fees	600,860

Transfer agent fees	371,821

Administration fees	343,878

Audit and tax fees	294,448

Term loan expense	263,349

Tax expense	226,872

Trustees’ fees	119,388

Shareholder reporting expense	68,202

Custodian fees	15,798

Other expenses	514,346

Total expenses prior to expense limitation agreement	18,510,218

Expense limitation	(467,117)

Reimbursement of expense limitation	210,434

Net expenses	18,253,535

Net investment income	37,552,764

Realized and unrealized gains (losses)

Net realized losses on

Investments	(7,698,551)

Foreign currency transactions	(412,023)

Net realized losses	(8,110,574)

Net change in unrealized (depreciation) appreciation on

Investments	(112,574,753)

Foreign currency translation	(177,347)

Deferred Trustees’ fees	46,882

Net change in unrealized depreciation	(112,705,218)

Net realized and unrealized losses	(120,815,792)

Net decrease in net assets resulting from operations	$(83,263,028)

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Consolidated Statements of Changes in Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
(Decrease) increase in net assets resulting from operations

Net investment income	$37,552,764	$16,327,218

Net realized (losses) gains	(8,110,574)	9,365,652

Net change in unrealized depreciation	(112,705,218)	(1,552,656)

Net (decrease) increase in net assets resulting from operations	(83,263,028)	24,140,214

Distributions to shareholders

Class D	(229,812)	—

Class I	(19,534,663)	(12,044,654)

Class T	(2,242,759)	(1,396,601)

Class U	(21,082,820)	(8,485,656)

Total distributions to shareholders	(43,090,054)	(21,926,911)

Shareholder transactions
Class D

Subscriptions (162,500 shares)	4,000,075	—

Shares issued in reinvestment of distributions (2,345 shares)	50,775	—

	4,050,850	—

Class I

Subscriptions (2,321,964 shares)	59,411,653	98,660,406

Shares issued in reinvestment of distributions (408,896 shares)	10,140,563	2,046,345

Shares redeemed (418,074 shares)	(9,652,142)	(708,400)

	59,900,074	99,998,351

Class T

Subscriptions (377,021 shares)	9,855,214	17,075,904

Shares issued in reinvestment of distributions (81,985 shares)	2,036,246	762,845

Shares redeemed (268,332 shares)	(6,604,916)	(249,395)

	5,286,544	17,589,354

Class U

Subscriptions (6,457,556 shares)	157,587,728	200,649,530

Shares issued in reinvestment of distributions (731,912 shares)	17,353,008	3,830,480

Shares redeemed (2,581,698 shares)	(58,940,745)	(1,343,331)

	115,999,991	203,136,679

Net increase in net assets	58,884,377	322,937,687

Net assets

Beginning of period (16,619,080 shares)	445,563,672	122,625,985

End of period (23,895,155 shares)	$504,448,049	$445,563,672

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Consolidated Statement of Cash Flows

Year Ended October 31, 2022
Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(83,263,028)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:

Purchases of investments	(499,168,664)

Proceeds from sales and repayments of investments	254,959,234

Net change in unrealized depreciation of investments	112,574,753

Net realized loss from investments	7,698,551

Net accretion of premiums and discounts	(3,024,599)

Payment-in-kind interest	(1,297,682)

Amortization of deferred financing costs	764,028

Net change in unrealized depreciation on foreign currency translation	177,347

Net realized loss on investments (foreign currency related)	143,645

Net change in unrealized appreciation on Deferred Trustees’ fees	(46,882)

Changes in assets and liabilities:

Decrease in payable for investments purchased	(39,316,753)

Decrease in receivable for investments sold	15,617,979

Increase in dividends and interest receivable	(2,546,379)

Increase in interest payable	567,101

Increase in investment advisory fees payable	235,326

Decrease in due from adviser	192,059

Increase in Trustees’ fees payable	96,888

Increase in other accrued expenses	93,837

Increase in distribution fees payable	25,003

Increase in prepaid expenses	(14,740)

Increase in shareholder servicing fees payable	12,387

Net cash used in operating activities	(235,520,589)

Cash Flows from Financing Activities

Subscriptions for shares	241,701,849

Proceeds from credit facility	153,655,739

Shares repurchased	(75,197,803)

Paydown of credit facility	(72,072,616)

Distributions paid to shareholders	(18,011,364)

Proceeds from reverse repurchase argeements	12,508,000

Due to custodian	2,411,022

Deferred financing costs paid	(175,342)

Net cash provided by financing activities	244,819,485

Effect of exchange rate changes on cash	43,794

Net increase in cash	9,342,690

Cash

Beginning balance	11,575,598

Ending balance	$20,918,288

Supplemental disclosure of cash flow information and non-cash financing activities:

Cash paid for interest expense	$4,825,624

Reinvestment of distributions	$29,580,592

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Financial Highlights

Year Ended October 31, 2022***
Class D

Per share operating performance

Net asset value, beginning of period	$25.00

Loss from investment operations

Net investment income(1)	1.28

Net realized and unrealized losses	(4.66)

Total from investment operations	(3.38)

Distributions from

Net investment income	(1.50)

Realized gains	(0.03)

Total distributions	(1.53)

Net asset value, end of period	$20.09

Total return†(2)	(14.09)%

Ratios to average net assets

Expenses, before reimbursement	3.60%**

Expenses, after reimbursement	3.52%**

Net investment income, before reimbursement	7.65%**

Net investment income, after reimbursement	7.74%**

Supplemental data

Net assets, end of period (000’s)	$3,313

Portfolio turnover rate*	25.01%(2)

(1)	Per share calculations were performed using average shares.
(2)	Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†

Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

*	Portfolio turnover is calculated on the basis of the Fund as a whole.
**	Annualized.
***	The date of commencement of operations for Class D shares was January 31, 2022.

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Financial Highlights

	Year Ended October 31, 2022	Year Ended October 31, 2021	Period from Commencement of Operations to October 31, 2020***
Class I

Per share operating performance

Net asset value, beginning of period	$27.42	$26.08	$25.00

(Loss) income from investment operations

Net investment income(1)	1.90	1.67	1.01

Net realized and unrealized (losses) gains	(5.52)	1.69	1.10

Total from investment operations	(3.62)	3.36	2.11

Distributions from

Net investment income	(2.11)	(1.66)	(1.03)

Realized gains	(0.03)	(0.36)	—

Total distributions	(2.14)	(2.02)	(1.03)

Net asset value, end of period	$21.66	$27.42	$26.08

Total return†(2)	(13.72)%	12.81%	8.71%

Ratios to average net assets

Expenses, before reimbursement	3.14%	2.32%	3.84%**

Expenses, after reimbursement	3.09%	2.02%	1.68%**

Net investment income, before reimbursement	7.60%	5.73%	3.91%**

Net investment income, after reimbursement	7.65%	6.03%	6.06%**

Supplemental data

Net assets, end of period (000’s)	$216,971	$211,181	$106,962

Portfolio turnover rate*	25.01%	78.20%	66.19%(2)

(1)	Per share calculations were performed using average shares.
(2)	Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†

Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

*	Portfolio turnover is calculated on the basis of the Fund as a whole.
**	Annualized.
***	The date of commencement of operations for Class I shares was February 28, 2020.

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Financial Highlights

	Year Ended October 31, 2022	Year Ended October 31, 2021	Period from Commencement of Operations to October 31, 2020***
Class T

Per share operating performance

Net asset value, beginning of period	$27.17	$25.83	$25.00

(Loss) income from investment operations

Net investment income(1)	1.69	1.45	0.61

Net realized and unrealized (losses) gains	(5.47)	1.68	0.83

Total from investment operations	(3.78)	3.13	1.44

Distributions from

Net investment income	(1.90)	(1.43)	(0.61)

Realized gains	(0.03)	(0.36)	—

Total distributions	(1.93)	(1.79)	(0.61)

Net asset value, end of period	$21.46	$27.17	$25.83

Total return†(2)	(14.40)%	12.03%	6.65%

Ratios to average net assets

Expenses, before reimbursement	3.86%	3.04%	3.54%**

Expenses, after reimbursement	3.82%	2.78%	2.49%**

Net investment income, before reimbursement	6.82%	5.00%	4.65%**

Net investment income, after reimbursement	6.86%	5.27%	5.70%**

Supplemental data

Net assets, end of period (000’s)	$24,724	$26,121	$8,243

Portfolio turnover rate*	25.01%	78.20%	66.19%(2)

(1)	Per share calculations were performed using average shares.
(2)	Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†

Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

*	Portfolio turnover is calculated on the basis of the Fund as a whole.
**	Annualized.
***	The date of commencement of operations for Class T shares was June 1, 2020.

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Financial Highlights

	Year Ended October 31, 2022	Year Ended October 31, 2021	Period from Commencement of Operations to October 31, 2020***
Class U

Per share operating performance

Net asset value, beginning of period	$26.18	$25.00	$25.00

(Loss) income from investment operations

Net investment income(1)	1.64	1.44	—

Net realized and unrealized (losses) gains	(5.27)	1.52	—

Total from investment operations	(3.63)	2.96	—

Distributions from

Net investment income	(1.87)	(1.42)	—

Realized gains	(0.03)	(0.36)	—

Total distributions	(1.90)	(1.78)	—

Net asset value, end of period	$20.65	$26.18	$25.00

Total return†(2)	(14.48)%	11.69%	0.00%

Ratios to average net assets

Expenses, before reimbursement	3.92%	3.01%	0.00%**

Expenses, after reimbursement	3.86%	2.87%	0.00%**

Net investment income, before reimbursement	6.89%	5.29%	0.00%**

Net investment income, after reimbursement	6.94%	5.43%	0.00%**

Supplemental data

Net assets, end of period (000’s)	$259,440	$208,262	$7,421

Portfolio turnover rate*	25.01%	78.20%	66.19%(2)

(1)	Per share calculations were performed using average shares.
(2)	Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
†

Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

*	Portfolio turnover is calculated on the basis of the Fund as a whole.
**	Annualized.
***	The date of commencement of operations for Class U shares was September 1, 2020.

See accompanying notes to consolidated financial statements.

Credit Opportunities Portfolio	October 31, 2022

Notes to Consolidated Financial Statements

1.	Organization

KKR Credit Opportunities Portfolio (the “Fund”) was organized on September 5, 2019 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on February 28, 2020 and continuously offers its shares and operates as an interval fund. The Fund seeks to provide attractive risk-adjusted returns and generate current income. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

As of October 31, 2022, an affiliate of the Adviser owned 16.74% of the outstanding shares of the Fund.

2.	Summary of Significant Accounting Policies

Basis of Presentation — The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation — The Fund’s consolidated financial statements include balances of both the Fund and its wholly owned subsidiary. All interfund transactions have been eliminated upon consolidation.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investments Company Act of 1940 (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Credit Opportunities Portfolio	October 31, 2022

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain collateralized loan obligations, leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period during which the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

Certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Consolidated Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets. The interest rates shown for unfunded commitments in the Consolidated Schedule of Investments represents the commitment fee the fund earns on the undrawn amounts.

Credit Opportunities Portfolio	October 31, 2022

For the year ended October 31, 2022, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. As of October 31, 2022, the Fund holds no cash equivalents.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are accrued and declared daily and paid monthly, and distributable net realized capital gains, if any, are declared and distributed at least annually.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned, and is recognized in Other income on the Consolidated Statement of Operations.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2019-2021). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any interest or penalties.

Credit Opportunities Portfolio	October 31, 2022

Repurchase Offers — The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 10.0% and no more than 25.0% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 10.0% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).

Recent Accounting Pronouncements — In June 2022, the FASB issued ASU 2022-03 Fair Value Measurements (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security’s unit of account. The new standard also prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. ASU 2022-03 is effective in fiscal years beginning after December 15, 2023, with early adoption permitted. The adoption of this standard is not expected to have a material impact on these consolidated financial statements.

3.	Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, collateralized loan obligatons, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

COVID-19 and Global Economic and Market conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, COVID-19 has adversely impacted, and any future outbreaks could adversely impact, the markets and economy in general, including the companies in which the Fund invests, and could harm Fund performance. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Credit Opportunities Portfolio	October 31, 2022

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.	Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.3% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). The Adviser had voluntarily agreed to temporarily reduce its Investment Advisory Fee to an annual rate of 0.65% of the Fund’s average daily Managed Assets from March 1, 2020, until June 30, 2021, and to an annual rate of 1.0% from July 1, 2021 until September 30, 2022. Effective October 1, 2022, the Adviser’s agreement to temporarily reduce its Investment Advisory Fee terminated and the Adviser receives an Investment Advisory Fee at an annual rate of 1.3% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage. During the year ended October 31, 2022, the Adviser earned an Investment Advisory Fee of $7.4 million.

The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will agree to waive its monthly fee and pay, absorb or reimburse some or all of the Fund’s “Specified Expenses” (as defined below), an “Expense Limitation Payment,” for each month during the Limitation Period (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed 0.4% of the average daily value of the Fund’s net assets. “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and operating expenses, with the exception of: (i) the Management Fee (as defined in the Fund’s prospectus), (ii) the Service Fee (as defined in the Fund’s prospectus), (iii) the Distribution Fee (as defined in the Fund’s prospectus), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). The “Limitation Period” commenced on February 28, 2020 with an initial term ending December 31, 2022. During October 2022, the

Credit Opportunities Portfolio	October 31, 2022

Limitation Period was extended to December 31, 2023. The Fund will agree to repay these amounts (“Reimbursement Payment”) on a monthly basis, but only if and to the extent that Specified Expenses plus the Reimbursement Payment are less than 0.4% of the average daily value of the Fund’s net assets during the fiscal year (or, if a lower expense limit is then in effect, such lower limit). The Fund’s obligation to make Reimbursement Payments expires 36 months from the month in which such fees are foregone or expense is incurred by the Adviser.

The Expense Limitation Agreement terminates at the end of the Limitation Period, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

During the year ended October 31, 2022, the Fund received Expense Limitation Payments of $0.5 million and reimbursed Expense Limitation Payments of $0.2 million to the Adviser. As of October 31, 2022, the amount of Expense Limitation Payments since the inception of the Fund provided by the Adviser was $2.7 million and the Reimbursement Payments to the Adviser was $0.3 million. The Fund’s management believes that Reimbursement Payments of the remaining Expense Limitation Payments were not probable as of October 31, 2022.

The following table reflects the Expense Limitation Payments that may become subject to reimbursement:

For the period ended	Amount of Expense Limitation Payment	Eligible for Reimbursement Payment through

October 31, 2020	$1,084,637	October 31, 2023

October 31, 2021	832,625	October 31, 2024

October 31, 2022	467,117	October 31, 2025

	$2,384,379

KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, is the principal underwriter and distributor of the shares and serves in that capacity on a best effort basis, subject to various conditions. Shares will be offered through other brokers, dealers and other financial intermediaries (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Selling agents typically receive the sales load with respect to Class T shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class T shares are sold subject to a maximum sales load of up to 2.0% of the offering price. However, purchases of Class T shares may be eligible for a sales load discount. The selling agents may, in their sole discretion, reduce or waive the sales load on a non-scheduled basis in individual cases. Class D, Class I shares and Class U shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class D, Class I shares and Class U shares to their selling agents.

The Fund pays the Distributor an ongoing fee (the “Shareholder Servicing Fee”) that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Class D shares, Class T shares and Class U shares. The Shareholder Servicing Fee is for personal services provided to Shareholders and/or the maintenance of Shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Shareholder Servicing Fee to the selling agents that sell Class D shares, Class T shares and Class U shares. During the year ended October 31, 2022, the Fund incurred Shareholder Servicing Fees of $6.2 thousand, $71.3 thousand, and $654.4 thousand for Class D, Class T, and Class U, respectively.

In addition, the Fund pays the Distributor an ongoing distribution fee (the “Distribution Fee”) that is calculated and accrued monthly at an annualized rate of 0.5% of the net assets of the Fund attributable to Class T shares and Class U shares. The Distribution Fee is for the sale and marketing of the Class T shares and Class U shares and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Distribution Fee to the selling agents that sell Class T shares and Class U shares. During the year ended October 31, 2022, the Fund incurred distribution fees of $0.1 million and $1.3 million for Class T and Class U shares, respectively.

Credit Opportunities Portfolio	October 31, 2022

Payment of the Distribution Fee and the Shareholder Servicing Fee is governed by the Fund’s Distribution and Service Plan. Class I shares do not incur a Shareholder Servicing Fee or Distribution Fee, and Class D shares do not incur a Distribution Fee.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Consolidated Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Consolidated Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5.	Fair Value

The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of October 31, 2022, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged Loans	$—	$217,404,795	$141,534,917	$358,939,712

High Yield Securities	—	272,884,405	7,154,492	280,038,897

Asset Backed Securities	—	116,768	38,455,143	38,571,911

Equity & Other Investments	2,973,489	—	30,420,341	33,393,830

Total investments in securities	$2,973,489	$490,405,968	$217,564,893	$710,944,350

The following are the details of the restricted securities of the Fund:

Issuer	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Common Stock

Foresight Energy LLC	Common Stock	17,979	$205,446	$228,979	6/30/2020	0.05%

Med-Metrix	Common Stock	597	29,862	57,071	9/15/2021	0.01%

High Yield

Lenovo Group Ltd	10.75% 09/2024 Class D	90,524	90,321	89,464	9/14/2022	0.02%

Lenovo Group Ltd	10.750% 09/2024 Class D	20,573	23,741	23,583	9/14/2022	0.00%

Lenovo Group Ltd	10.750% 09/2024 Class D	117,599	117,599	117,599	9/14/2022	0.02%

Lenovo Group Ltd	6.750% 09/2024 Class C	125,603	125,346	124,132	9/14/2022	0.02%

Lenovo Group Ltd	6.750% 09/2024 Class C	28,545	32,941	32,722	9/14/2022	0.01%

Lenovo Group Ltd	6.750% 09/2024 Class C	163,170	163,170	163,170	9/14/2022	0.03%

TeamSystem SpA	6.250% 02/2028	496,000	471,590	475,486	10/6/2022	0.09%

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Ultra Electronics Holdings PLC	7.25% 01/2030	2,144,565	$2,081,965	$1,956,058	8/4/2022	0.39%

Ultra Electronics Holdings PLC	9.0% PIK 01/2031	2,000,179	1,941,566	1,799,361	8/4/2022	0.36%

Preferred Stock

Amerivet Partners Management Inc	11.500% 12/2059 Pref Equity PIK	298	288,779	279,550	2/25/2022	0.06%

Affordable Care Inc	11.750% 12/2069 PIK Pref Equity	677,000	663,528	686,207	8/2/2021	0.14%

Med-Metrix	8.000% 12/2050 PIK Pref Equity	597	29,862	29,862	9/15/2021	0.01%

Private Equity

American Vision Partners	Private Equity	49,770	49,770	43,504	9/30/2021	0.01%

Avenue One PropCo	Private Equity	7,558,386	7,558,386	7,558,386	3/28/2022	1.50%

Pretium Partners LLC P2	Private Equity	1,635,306	1,602,600	1,285,579	12/16/2021	0.25%

Pure Gym Ltd	Private Equity	1,416,469	1,924,969	1,674,003	1/28/2022	0.33%

Ultra Electronics Holdings PLC	Private Equity	245,496	300,834	263,348	8/4/2022	0.05%

Revolver

3Pillar Global Inc	Revolver 1L 11/21	186,240	183,124	(6,518)	11/23/2021	0.00%

48Forty Solutions LLC	Revolver 1L 03/22	610,068	549,061	(23,366)	11/27/2021	0.00%

Affordable Care Inc	Revolver 1L 08/21	177,081	177,081	(4,374)	8/2/2021	0.00%

American Vision Partners	Revolver 1L 09/21	158,140	158,140	(5,060)	9/30/2021	0.00%

Amerivet Partners Management Inc	Revolver 1L 02/22	197,240	—	(6,529)	2/25/2022	0.00%

Arcfield Acquisition Corp	Revolver 1L 03/22	143,583	—	(3,532)	3/10/2022	0.00%

Community Brands Inc	Revolver 1L 02/22	60,610	—	(2,297)	2/24/2022	0.00%

Excelitas Technologies Corp	Revolver 1L 08/22	351,770	351,770	137,906	8/11/2022	0.03%

Follett Software Co	Revolver 1L 08/21	136,050	—	(3,224)	8/31/2021	0.00%

Foundation Risk Partners Corp	Revolver 1L 10/21	141,750	—	(4,465)	10/29/2021	0.00%

Galway Partners Holdings LLC	Revolver 1L 09/21	205,492	202,025	(4,788)	9/30/2021	0.00%

Insight Global LLC	Revolver 1L 09/21	427,591	427,591	(12,828)	9/22/2021	0.00%

Med-Metrix	Revolver 1L 09/21	158,828	158,828	—	9/15/2021	0.00%

NPD Group Inc/The	Revolver 1L 08/22	51,095	—	(966)	8/1/2022	0.00%

Oxford Global Resources LLC	Revolver 1L 08/21	128,823	128,823	39,806	8/17/2021	0.01%

PartsSource Inc	Revolver 1L 10/21	87,104	85,511	(2,622)	10/18/2021	0.00%

SAMBA Safety Inc	Revolver 1L 09/21	41,810	41,496	(544)	9/1/2021	0.00%

SavATree LLC	Revolver 1L 10/21	128,932	127,205	(1,444)	10/12/2021	0.00%

Time Manufacturing Co	Revolver 1L 12/21	153,560	153,560	77,627	12/1/2021	0.02%

Leveraged Loans

3Pillar Global Inc	TL 1L 11/21	1,940,847	1,907,115	1,872,917	11/23/2021	0.37%

3Pillar Global Inc	TL 1L DD 11/21	620,800	612,017	93,741	11/23/2021	0.02%

48Forty Solutions LLC	TL 1L 02/22	4,735,685	4,654,025	4,554,308	2/11/2022	0.90%

48Forty Solutions LLC	TL 1L 03/22	3,165,157	3,145,543	3,043,931	3/11/2022	0.60%

Affordable Care Inc	TL 1L 08/21	1,587,908	1,572,028	1,548,686	8/2/2021	0.31%

Affordable Care Inc	TL 1L DD 08/21	599,046	594,532	136,708	8/2/2021	0.03%

Alera Group Intermediate Holdings Inc	TL 1L 09/21	656,895	650,326	611,569	9/30/2021	0.12%

Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	186,679	185,819	173,798	9/30/2021	0.03%

Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	539,837	539,263	445,272	12/16/2021	0.09%

American Vision Partners	TL 1L 09/21	1,909,997	1,890,897	1,848,877	9/30/2021	0.37%

American Vision Partners	TL 1L DD 09/21	788,713	785,507	763,474	9/30/2021	0.15%

Amerivet Partners Management Inc	TL 1L 02/22	2,241,228	2,221,362	2,167,043	2/25/2022	0.43%

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Amerivet Partners Management Inc	TL 1L DD 02/22	1,577,575	$390,014	$351,779	2/25/2022	0.07%

Arcfield Acquisition Corp	TL 1L 03/22	984,184	974,343	959,973	3/10/2022	0.19%

Belk Inc	TL 1L 02/21	53,180	70,054	47,131	2/24/2021	0.01%

Belk Inc	TL 1L EXIT 02/21	981,610	838,622	182,476	8/1/2022	0.04%

Caldic BV	TL 1L B 01/22	108,117	107,846	99,197	2/4/2022	0.02%

Caldic BV	TL 1L B 02/22	61,831	70,821	55,668	2/4/2022	0.01%

Caldic BV	TL 2L 03/22	6,499,085	6,331,323	6,209,875	3/10/2022	1.23%

CFC Underwriting Ltd	TL 1L B 05/22	5,343,384	5,218,628	5,162,777	5/16/2022	1.02%

CFC Underwriting Ltd	TL 1L DD 05/22	630,571	766,962	(24,432)	5/16/2022	0.00%

Community Brands Inc	TL 1L 02/22	1,025,148	1,006,347	986,295	2/24/2022	0.20%

Community Brands Inc	TL 1L DD 02/22	121,212	118,988	(4,594)	2/24/2022	0.00%

Encora Digital Inc	TL 1L 12/21	1,652,370	1,623,407	1,571,569	12/20/2021	0.31%

Encora Digital Inc	TL 1L 12/21	459,686	447,467	436,242	12/20/2021	0.09%

Encora Digital Inc	TL 1L DD 12/21	398,160	—	(19,470)	12/20/2021	0.00%

Envirotainer Ltd	TL 1L B1 07/22	4,739,642	4,729,935	4,464,917	7/29/2022	0.89%

Envirotainer Ltd	TL 1L B2 07/22	2,411,934	2,353,875	2,345,123	7/29/2022	0.46%

Envirotainer Ltd	TL 1L DD 07/22	865,234	—	(40,019)	7/29/2022	-0.01%

Excelitas Technologies Corp	TL 1L 08/22	3,646,681	3,611,383	3,569,007	8/11/2022	0.71%

Excelitas Technologies Corp	TL 1L 08/22	602,699	615,557	571,815	8/11/2022	0.11%

Excelitas Technologies Corp	TL 1L DD 08/22	703,540	—	(14,985)	8/11/2022	0.00%

Follett Software Co	TL 1L 08/21	1,538,065	1,522,684	1,501,613	8/31/2021	0.30%

Foresight Energy LLC	TL 1L A 06/20	122,262	122,262	122,262	6/30/2020	0.02%

Foundation Risk Partners Corp	TL 1L 03/22	835,927	824,145	809,596	4/14/2022	0.16%

Foundation Risk Partners Corp	TL 1L 10/21	1,335,708	1,315,672	1,293,633	10/29/2021	0.26%

Foundation Risk Partners Corp	TL 1L DD 03/22	3,359,042	3,333,331	1,537,691	4/14/2022	0.30%

Foundation Risk Partners Corp	TL 1L DD 10/21	290,502	228,021	281,351	10/29/2021	0.06%

Galway Partners Holdings LLC	TL 1L 09/21	2,660,173	2,618,992	2,598,191	6/6/2022	0.52%

Galway Partners Holdings LLC	TL 1L DD 09/21	254,966	254,966	222,450	9/30/2021	0.04%

Insight Global LLC	TL 1L 02/22	1,045,581	1,040,353	1,014,213	2/28/2022	0.20%

Insight Global LLC	TL 1L 09/21	5,401,423	5,342,191	5,239,380	9/22/2021	1.04%

Integrity Marketing Group LLC	TL 1L DD 06/22	5,584,673	4,467,461	4,478,143	6/21/2022	0.89%

Integrity Marketing Group LLC	TL 1L DD 12/21	2,938,220	2,938,221	2,873,286	12/3/2021	0.57%

Med-Metrix	TL 1L 09/21	1,257,917	1,245,338	1,270,496	9/15/2021	0.25%

Med-Metrix	TL 1L DD 09/21	634,994	121,589	133,095	9/15/2021	0.03%

Novotech Pty Ltd	TL 1L B1 01/22	1,579,895	1,117,098	973,541	1/14/2022	0.19%

Novotech Pty Ltd	TL 1L B2 01/22	1,144,851	1,121,994	1,108,330	1/14/2022	0.22%

Novotech Pty Ltd	TL 1L DD 01/22	266,244	261,041	(8,493)	1/14/2022	0.00%

NPD Group Inc/The	TL 1L 08/22	953,477	953,477	935,456	8/1/2022	0.19%

Opendoor Labs Inc	TL 2L DD 10/21	7,329,587	7,196,907	6,948,449	10/1/2021	1.38%

Oxford Global Resources LLC	TL 1L 06/22	6,627,498	6,502,364	6,554,595	6/17/2022	1.30%

Oxford Global Resources LLC	TL 1L 08/21	1,479,398	1,464,604	1,463,124	8/17/2021	0.29%

Oxford Global Resources LLC	TL 1L DD 08/21	257,645	—	(2,834)	8/17/2021	0.00%

Parts Town LLC	TL 1L 11/21	840,189	831,787	795,659	11/10/2021	0.16%

Parts Town LLC	TL 1L B 11/21	922,537	922,537	873,643	3/31/2022	0.17%

Parts Town LLC	TL 1L DD 11/21	1,287,840	1,276,731	1,219,585	11/10/2021	0.24%

PartsSource Inc	TL 1L 10/21	1,325,599	1,300,426	1,285,698	10/18/2021	0.25%

PartsSource Inc	TL 1L DD 08/21	464,562	—	(13,983)	10/18/2021	0.00%

Pretium Partners LLC P2	TL 1L 12/21	3,270,612	3,179,252	3,205,200	12/16/2021	0.64%

Radwell International LLC/PA	TL 1L 04/22	24,359	24,359	23,638	8/16/2022	0.00%

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

SAMBA Safety Inc	TL 1L 09/21	571,313	$566,645	$563,886	9/1/2021	0.11%

SavATree LLC	TL 1L 10/21	881,963	875,918	872,085	7/14/2022	0.17%

SavATree LLC	TL 1L DD 10/21	117,329	116,741	(1,314)	10/12/2021	0.00%

Segra	TL 1L B 08/21	7,394,061	7,142,124	6,719,353	8/23/2021	1.33%

SitusAMC Holdings Corp	TL 1L 12/21	2,224,849	2,205,789	2,111,160	12/22/2021	0.42%

Solina France SASU	TL 1L 10/22	500,000	485,021	485,000	10/28/2022	0.10%

Time Manufacturing Co	TL 1L 06/22	373,270	393,787	339,387	6/24/2022	0.07%

Time Manufacturing Co	TL 1L 12/21	923,752	905,467	853,270	12/1/2021	0.17%

Time Manufacturing Co	TL 1L 12/21	595,500	660,535	541,444	12/1/2021	0.11%

Total Safety US Inc	TL 1L B 07/19	6,512,108	6,476,814	6,219,063	8/13/2019	1.23%

Ultra Electronics Holdings PLC	TL 1L B 11/21	133,190	132,857	128,917	11/17/2021	0.03%

Ultra Electronics Holdings PLC	TL 1L B 11/21	104,000	117,160	95,330	11/17/2021	0.02%

USIC Holdings Inc	TL 2L 05/21	2,682,939	2,724,899	2,481,719	5/7/2021	0.49%

West Corp	TL 1L 09/17	1,141,288	1,051,319	1,009,001	2/28/2022	0.20%

Yak Access LLC	TL 1L 11/22	1,098,880	1,087,891	1,087,891	10/23/2022	0.22%

Trade Claim

Quorum Health Corp	Trade Claim	212,000	85,850	21,391	6/1/2018	0.00%

Total			$145,037,116	$133,496,105

(1)	Refer to the Consolidated Schedule of Investments for more details on securities listed.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Leveraged Loans	High Yield Securities	Asset Backed Securities	Equity & Other Investments

Balance as of October 31, 2021	$32,241,562	$—	$13,182,021	$1,049,183

Transfer into Level 3	—	2,388,886	—	—

Purchases	135,025,180	5,044,966	36,309,283	33,416,743

Sales and paydowns	(22,321,341)	—	(4,384,381)	(2,932,314)

Settlements	159,289	11,080	55,845	—

Net change in depreciation	(3,596,980)	(290,440)	(6,465,869)	(1,113,271)

Net realized gain/(loss)	27,207	—	(241,756)	—

Balance as of October 31, 2022	$141,534,917	$7,154,492	$38,455,143	$30,420,341

Net change in depreciation on investments held at October 31, 2022	$(3,560,439)	$(290,440)	$(6,464,655)	$(1,113,271)

Credit Opportunities Portfolio	October 31, 2022

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2022:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)

Leveraged Loans	$141,534,917	Yield Analysis	Yield	7.1% - 15.5% (11.6%)
			Discount margin	0.0% - 4.8% (1.6%)
			EBITDA multiple	2.6x - 33.0x (15.7x)
			Net leverage	0.6x - 11.3x (6.7x)

Asset Backed Securities	$38,455,143	Third-party vendor pricing	Broker quotes	N/A
		Yield analysis	Discount margin	0.0% - 10.8% (8.9%)
		Discounted cash flows	Probability of default	2.0%
			Constant prepayment rate	20.0%

Equity & Other Investments	$30,420,341	Market comparables	LTM EBITDA	14.0x - 16.0x (15.4x)
			FWD EBITDA	2.6x
			Illiquidity discount	15.0%
		Discounted Cash Flows	WACC	25.0%
		Yield Analysis	Yield	9.0% - 18.1% (12.0%)
			Discount margin	0.0% - 3.9% (3.4%)
			Net leverage	6.7x - 10.4x (9.6x)
			EBITDA multiple	10.3x - 21.0x (14.6x)
High Yield Securities	$7,154,492	Yield Analysis	Yield	6.5% - 15.2% (13.9%)
			Discount margin	1.4% - 3.4% (2.3%)
			EBITDA multiple	10.0x - 14.0x (12.5x)
			Net leverage	7.1x - 8.9x (8.2x)

(1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.

Credit Opportunities Portfolio	October 31, 2022

6.	Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2022 were as follows:

Purchases	$499,168,664

Sales	$254,959,234

There were no purchases or sales of U.S. Government securities.

7.	Repurchase Offers

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to request the repurchase of their shares on a quarterly basis. The Fund is required to offer to repurchase not less than 10.0% of its outstanding shares with each repurchase offer and under normal market conditions, the Board expects to authorize a 10.0% offer (“Repurchase Offer”). The Fund may not offer to repurchase more than 25.0% of its outstanding shares during any offer. Quarterly repurchases will occur in the months of January, April, July and October.

The time and dates by which Repurchase Offers must be received in good order (“Repurchase Request Deadline”) are generally 4:00 p.m. Eastern time on the first Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the Repurchase Pricing Date (“Repurchase Payment Deadline”). Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of shares to be repurchased by up to 2.0% of the shares outstanding on the Repurchase Request Deadline. If there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro rata basis.

During the year ended October 31, 2022, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase no less than 10.0% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Share the Fund Offered to Repurchase(1)	Repurchase Pricing Date	Pricing Date NAV	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased

14-Jan-22	10%	14-Jan-22	$26.76	$8,543,858	321,365	1.71%

8-Apr-22	10%	8-Apr-22	$25.19	$24,688,616	997,338	4.39%

8-Jul-22	10%	8-Jul-22	$21.97	$22,409,990	1,028,395	4.34%

7-Oct-22	10%	7-Oct-22	$21.51	$19,555,339	921,006	3.76%

(1)

If total repurchase request exceeds 10.0% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2.0% of its total outstanding shares.

Credit Opportunities Portfolio	October 31, 2022

8.	Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of October 31, 2022, unfunded commitments on these credit agreements were as follows:

Issuer	Asset	Total Commitment	Unfunded Commitment

Revolver

3Pillar Global Inc	Revolver 1L 11/21	$186,240	$186,240

48Forty Solutions LLC	Revolver 1L 03/22	610,068	610,068

Affordable Care Inc	Revolver 1L 08/21	177,081	177,081

Alacrity Solutions Group LLC	Revolver 1L 12/21	505,280	353,696

American Vision Partners	Revolver 1L 09/21	158,140	158,140

Amerivet Partners Management Inc	Revolver 1L 02/22	197,240	197,240

Arcfield Acquisition Corp	Revolver 1L 03/22	143,583	143,583

Community Brands Inc	Revolver 1L 02/22	60,610	60,610

Excelitas Technologies Corp	Revolver 1L 08/22	351,770	206,372

Follett Software Co	Revolver 1L 08/21	136,050	136,050

Foundation Risk Partners Corp	Revolver 1L 10/21	141,750	141,750

Galway Partners Holdings LLC	Revolver 1L 09/21	205,492	205,492

Insight Global LLC	Revolver 1L 09/21	427,591	427,591

Med-Metrix	Revolver 1L 09/21	158,828	158,828

NPD Group Inc/The	Revolver 1L 08/22	51,095	51,095

Oxford Global Resources LLC	Revolver 1L 08/21	128,823	87,600

PartsSource Inc	Revolver 1L 10/21	87,104	87,104

SAMBA Safety Inc	Revolver 1L 09/21	41,810	41,810

SavATree LLC	Revolver 1L 10/21	128,932	128,932

Time Manufacturing Co	Revolver 1L 12/21	153,560	64,216

VetCor Professional Practices LLC	Revolver 1L 08/22	573,499	427,257

Leveraged Loans

3Pillar Global Inc	TL 1L DD 11/21	620,800	505,331

Affordable Care Inc	TL 1L DD 08/21	599,046	447,542

Alacrity Solutions Group LLC	TL 1L DD 06/22	2,469,245	2,469,245

Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	539,837	57,316

Amerivet Partners Management Inc	TL 1L DD 02/22	1,577,575	1,173,578

athenahealth Inc	TL 1L DD 01/22	54,442	54,442

CFC Underwriting Ltd	TL 1L DD 05/22	630,571	630,571

Community Brands Inc	TL 1L DD 02/22	121,212	121,212

Encora Digital Inc	TL 1L DD 12/21	398,160	398,160

Envirotainer Ltd	TL 1L DD 07/22	865,234	865,234

Excelitas Technologies Corp	TL 1L DD 08/22	703,540	703,540

Foundation Risk Partners Corp	TL 1L DD 03/22	3,359,042	1,715,541

Galway Partners Holdings LLC	TL 1L DD 09/21	254,966	26,576

HKA	TL 1L DD (CAR) 08/22	1,318,854	1,318,854

iNova Pharmaceuticals (Australia) Pty Limited	TL 1L DD - C 10/22	133,689	85,706

Integrity Marketing Group LLC	TL 1L DD 06/22	5,584,673	1,018,292

Lakefield Veterinary Group	TL 1L DD 11/21	1,266,523	714,762

Credit Opportunities Portfolio	October 31, 2022

Issuer	Asset	Total Commitment	Unfunded Commitment

Lipari Foods LLC	TL 1L DD 10/22	$219,884	$219,884

Med-Metrix	TL 1L DD 09/21	634,994	508,250

Novotech Pty Ltd	TL 1L DD 01/22	266,244	266,244

Oxford Global Resources LLC	TL 1L DD 08/21	257,645	257,645

PartsSource Inc	TL 1L DD 08/21	464,562	464,562

SavATree LLC	TL 1L DD 10/21	117,329	117,329

VetCor Professional Practices LLC	TL 1L DD 08/22	1,667,387	1,300,562

Total		$28,750,000	$19,491,133

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

9.	Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized losses on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income or accumulated net realized losses, as appropriate, in the period in which the differences arise.

As of October 31, 2022, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital

$4,060,605	$(3,833,733)	$(226,872)

The tax character of distributions declared for the year ended October 31, 2022 and 2021 were as follows:

	Ordinary Income	Realized Gains	Total

October 31, 2022*	$42,316,016	$774,038	$43,090,054

October 31, 2021	$21,044,567	$882,344	$21,926,911

*	The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

Credit Opportunities Portfolio	October 31, 2022

As of October 31, 2022, the components of accumulated distributable earnings on a tax basis for the Fund are as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation	Undistributed Long Term Gains	Other Temporary Differences	Total Accumulated Losses

$4,557,748	$(112,211,728)	$–	$(11,806,429)	$(119,460,409)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of October 31, 2022, the Fund had non-expiring capital loss carry-forwards of $7.7 million.

As of October 31, 2022, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

$831,470,185	$9,634,865	$(121,846,593)	$(112,211,728)

10.	Borrowings

Credit facility: On August 23, 2021, KCOP Funding LLC, a wholly owned subsidiary of the Fund, entered into a multi-currency credit facility agreement (the “JPM Credit Facility”) with JPMorgan Chase Bank, National Association to borrow $200.0 million, with options to increase the financing commitment up to $500.0 million. On November 4, 2021 and April 6, 2022, KCOP Funding LLC amended the JPM Credit Facility and increased the commitment to a total of $250.0 million and $300.0 million, respectively.

The JPM Credit Facility’s initial term ends on August 23, 2023, with options to extend the term up to August 23, 2025. Prior to April 6, 2022, borrowings accrued interest based on the London Interbank Offered Rate, or at a base rate applicable to each currency’s borrowing, plus a spread of 1.60%, or 1.72% for borrowings denominated in the British pound. Beginning April 6, 2022, borrowings accrue interest based on the Secured Overnight Financing Rate, or a base rate applicable to each currency’s borrowing, plus a spread of 1.60% to 1.70%. Commitment fees on the JPM Credit Facility accrue at a rate of 0.35% or 0.65% depending on the utilization levels. The JPM Credit Facility contains certain financial and operating covenants that require the maintenance of ratios and benchmarks throughout the borrowing period. As of October 31, 2022, the Fund is in compliance with these covenants. The fair value of the JPM Credit Facility approximates it carrying value due to variable interest rates that periodically reset to market rates. This fair value was determined using Level 2 inputs in the fair value hierarchy.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the JPM Credit Facility for the year ended October 31, 2022 were as follows:

Stated interest expense	$5,054,964

Unused commitment fees	207,540

Amortization of deferred financing costs	764,028

Total interest expense	$6,026,532

Weighted average interest rate	2.43%

Average borrowings	$207,930,902

Credit Opportunities Portfolio	October 31, 2022

Reverse Repurchase Agreements: On May 25, 2022, the Fund executed a Master Repurchase Agreement (“MRA”) with J.P. Morgan Securities LLC (“JPM”) as the counterparty to the agreement. In this reverse repurchase agreement, the Fund delivers a security in exchange for cash to JPM with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to JPM during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to JPM is reflected as a liability in the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to JPM is recorded as a component of interest expense in the Consolidated Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

As of October 31, 2022, the Fund had the following reverse repurchase agreements outstanding, which were equal to 2.48% of the Fund’s net assets:

Counterparty	Amount Borrowed	Borrowing Rate	Borrowing Date	Maturity Date	Maturity Amount

J.P. Morgan Securities LLC	$11,145,000	4.60%	10/12/2022	11/10/2022	$11,186,298

J.P. Morgan Securities LLC	1,363,000	4.95%	10/12/2022	11/10/2022	1,368,435

Totals	$12,508,000				$12,554,733

As of October 31, 2022, the fair value of securities pledged as collateral for reverse repurchase agreements was $29.5 million, as noted in the Consolidated Schedule of Investments. For the year ended October 31, 2022, the average daily balance and average interest rate in effect for reverse repurchase agreements were $12.5 million and 4.70%, respectively. The carrying value of borrowings under the reverse repurchase agreement approximates fair value due to the short term nature of these transactions. This fair value was determined using Level 2 inputs in the fair value hierarchy.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total

High Yield Securities	$—	$11,145,000	$—	$—	$11,145,000

Asset Backed Securities	—	1,363,000	—	—	1,363,000

Credit Opportunities Portfolio	October 31, 2022

Below is the gross and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

	Gross Amounts of Recognized Liabilities	Gross Amounts offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Collateral
				Non-Cash Collateral (Pledged) / Received(1)	Cash Collateral (Pledged) / Received(1)	Net Amount

Reverse Repurchase Agreements	$12,508,000	$—	$12,508,000	$(12,508,000)	$—	$—

(1)

Refer to the Consolidated Schedule of Investments for the securities pledged as collateral. The value of these securities is $29.5 million. Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

Reverse repurchase transactions are entered into by the Fund under a MRA which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

11. Senior Securities Asset Coverage

The following table sets forth certain information regarding the Fund’s senior securities as of October 31, 2022, 2021 and 2020. The Fund’s senior securities during this time period are comprised solely of outstanding indebtedness from its JPM Credit Facility, which constitutes a “senior security” as defined in the 1940 Act. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat its reverse repurchase agreement as a derivative and, therefore, it does not qualify as a “senior security” for purposes of the 1940 Act.

Period Ended	Amount Outstanding	Asset Coverage Per $1,000(1)

October 31, 2022	$222,594,402	$3,266

October 31, 2021	148,684,939	3,997

October 31, 2020	5,538,241	23,142

(1)

Asset covered per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not representing senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

Credit Opportunities Portfolio	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of KKR Credit Opportunities Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of KKR Credit Opportunities Portfolio and its subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from February 28, 2020 (commencement of operations) to October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 28, 2020 (commencement of operations) to October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodians, loan agents, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

December 21, 2022

We have served as the auditor of the Fund since 2019.

Credit Opportunities Portfolio	October 31, 2022

Trustees and Officers

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)

Interested Trustees(1)

Eric Mogelof (47) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee, Chair and President	Since December 2020	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2020); Head of U.S. Global Wealth Management (2017-2020) and Head of Asia Pacific (2014-2017), PIMCO.	2	None.

Independent Trustees(1)

Tobin V. Levy (78) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014).	2	None.

Jeffrey L. Zlot (50) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Managing Director, Tiedemann Advisors (formerly, Tiedemann Wealth Management) (investment consultant and investment banking) (since 1997).	2	None.

Michael E. Cahill (71) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Catherine Sidamon-Eristoff (58) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since Inception	Treasurer and Board Member, C-Change Conversations (non-profit organization) (Since 2017) Board Member, FlexPaths LLC (workplace strategy and consulting firm) (Since 2008) Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	2	None.

Credit Opportunities Portfolio	October 31, 2022

(1)

“Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Mr. Mogelof is an Interested Trustee because he is a Member of KKR, the parent company of the Adviser.

(2)	The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust and KKR Income Opportunities Fund.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience

Principal Officers who are not Trustees
Thomas Murphy (55)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009); Managing Director, KKR Credit Advisors (US) LLC (since 2021).

Michael Nguyen (40)	Chief Compliance Officer	Since June 2022	Principal, KKR Credit Advisors (US) LLC (2013-present).

Lori Hoffman (34)	Secretary and Vice President	Since June 2022	Principal, KKR Credit Advisors (US) LLC (2020-present); Associate, Dechert LLP (2013-2020)

Credit Opportunities Portfolio	October 31, 2022

Dividend Reinvestment Plan (Unaudited)

KKR Credit Opportunities Portfolio, a Delaware statutory trust (the “Fund”), hereby adopts the following Dividend Reinvestment Plan (the “Plan”) with respect to distributions declared by its board of trustees (the “Board”) on its shares of beneficial interest (the “Shares”):

1.

Participation; Agent. The Fund’s Plan is available to shareholders of record of the Shares. [U.S. Bancorp Fund Services, LLC] (“Plan Administrator”) acting as agent for each participant in the Plan, will apply income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, that become payable to such participant on Shares (including shares held in the participant’s name and shares accumulated under the Plan), to the purchase of additional whole and fractional Shares for such participant.

2.

Eligibility and Election to Participate. Participation in the Plan is limited to registered owners of Shares. The Fund’s Board reserves the right to amend or terminate the Plan. Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. If participating in the Plan, a shareholder is required to include all of the Shares owned by such shareholder in the Plan.

3.

Share Purchases. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Shares issued to a shareholder under the Plan. All shares purchased under the Plan will be held in the name of each participant. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Plan, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the Plan.

4.

Timing of Purchases. The Fund expects to issue Shares pursuant to the Plan, immediately following each Distribution payment date, and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a participant will be distributed to that participant.

5.

Account Statements. The Plan Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Plan Administrator will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the Plan. The Plan Administrator will confirm to each participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. No less frequently than quarterly, the Plan Administrator will provide to each participant an account statement showing the Distribution, the number of shares purchased with the Distribution, and the year-to-date and cumulative Distributions paid.

6.

Expenses. There will be no direct expenses to participants for the administration of the Plan. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All fees associated with the Plan will be paid by the Fund.

Credit Opportunities Portfolio	October 31, 2022

7.

Taxation of Distributions. The reinvestment of Distributions does not relieve the participant of any taxes which may be payable on such Distributions.

8.

Voting of Shares. Shares issued pursuant to the Plan will have the same voting rights as the Shares issued pursuant to the Fund’s public offering.

9.

Absence of Liability. Neither the Fund nor the Plan Administrator shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither the Fund nor the Plan Administrator shall be liable for any act done in good faith or for any good faith omission to act, including, without limitation, any claims of liability: (a) arising out of the failure to terminate a participant’s account prior to receipt of written notice of such participant’s death, or (b) with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made. NOTWITHSTANDING THE FOREGOING, LIABILITY UNDER THE U.S. FEDERAL SECURITIES LAWS CANNOT BE WAIVED.

10.

Termination of Participation. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan at any time by written instructions to that effect to the Plan Administrator. Such written instructions must be received by the Plan Administrator three (3) days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the Plan.

11.

Amendment, Supplement, Termination, and Suspension of Plan. This Plan may be amended, supplemented, or terminated by the Fund at any time in its sole and absolute discretion. The amendment or supplement shall be filed with the Securities and Exchange Commission as an exhibit to a subsequent appropriate filing made by the Fund and shall be deemed to be accepted by each participant unless, prior to its effective date thereof, the Plan Administrator receives written notice of termination of the participant’s account. Amendment may include an appointment by the Fund or the Plan Administrator, with the approval of the Fund, of a successor agent, in which event such successor shall have all of the rights and obligations of the Plan Administrator under this Plan. The Fund may suspend the Plan at any time without notice to the participants.

12.

Governing Law. This Plan and the authorization form signed by the participant (which is deemed a part of this Plan) and the participant’s account shall be governed by and construed in accordance with the laws of the State of New York.

Credit Opportunities Portfolio	October 31, 2022

Additional Information

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2022 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2022 was 10.0%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2022 was 80.3%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal year ended October 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Credit Opportunities Portfolio	October 31, 2022

Approval of Investment Advisory Agreement

Background

At a meeting of the Board of KKR Credit Opportunities Portfolio (the “Fund”) held on June 15, 2022 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund (the “Investment Advisory Agreement”).

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning the duties and responsibilities of board members in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third-party service provider comparing fee, expense and performance information to that of a collection of registered closed-end funds operated as “interval funds” believed by the Adviser to have comparable investment objectives and strategies (the “Peer Funds”) as well as funds in the Fund’s Morningstar category.

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, expertise in private credit transactions, and analytical and risk management capabilities. The Board determined that the nature and extent of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year and since-inception periods (as of December 31, 2021) under the management of the Adviser on an absolute basis and in comparison to that of the Peer Funds and the Fund’s Morningstar category. The Board also considered the Adviser’s rationale for including certain funds among the Peer Funds for purposes of comparison, as well as the reasons why the Adviser believes that the Fund’s Morningstar category provides an imprecise comparison. The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.

Credit Opportunities Portfolio	October 31, 2022

The Board then discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds and other accounts advised by the Adviser. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. The Board further noted that the Fund’s advisory fee was lower than the median advisory fee of its Morningstar category and generally in line with the advisory fees of the Peer Funds. The Trustees further noted that although the Adviser’s temporary management fee waiver was expected to expire in in 2023, the Fund’s advisory fee without such waiver is lower than the median advisory fee of the Fund’s Morningstar category. The Board also took into account the impact of leverage on the advisory fee paid by the Fund. In addition to the advisory fee, the Board also reviewed the Fund’s net expense ratio and observed that the Fund’s net expense ratio was lower than the median of its Morningstar category and generally in line with that of the Peer Funds. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board concluded that the Fund’s advisory and administration fees are appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.

Profitability of the Adviser and Affiliates

The Board considered the profitability to the Adviser of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Adviser discussed its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Credit Opportunities Portfolio	October 31, 2022

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Credit Opportunities Portfolio	October 31, 2022

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

Credit Opportunities Portfolio	October 31, 2022

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

	FYE 10/31/2022	FYE 10/31/2021
(a) Audit Fees	$250,000	$90,000
(b) Audit-Related Fees	$25,000	$7,500
(c) Tax Fees	$10,410	$10,000
(d) All Other Fees	N/A	N/A

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $10,410 and $10,000.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This standing audit committee is comprised of Mr. Tobin V. Levy, Mr. Jeffrey L. Zlot, Ms. Catherine B. Sidamon-Eristoff and Mr. Michael E. Cahill.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.	General

KKR Credit Advisors (US) LLC (the “Adviser”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s Clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.	Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its Clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its Clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s Clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its Clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C.	Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.	Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received regarding securities of its Clients;

•	a record of each vote the Adviser casts on behalf of Firm Clients;

•

records of the Adviser’s Client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any Client request for information on how the Adviser voted proxies on its behalf; and

•	any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information presented is as of October 31, 2022

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR & Co. Inc.’s (together with its affiliates, “KKR”) global network. With more than 2,400 employees in its business, including approximately 740 dedicated investment professionals, located in San Francisco, New York, Orlando, London, Dublin, Madrid, Hong Kong, Mumbai, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser, who has primary responsibility for day-to-day management and oversight of the Fund is Christopher A. Sheldon, Jeremiah S. Lane and Daniel Pietrzak. Additionally, the US Leveraged Credit Investment Committee that exercises oversight over, and provides insight to, the investment activities of the Fund is comprised of:

Christopher A. Sheldon joined KKR in 2004, and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Adviser’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Adviser’s US Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane joined KKR in 2005, and is a Member of KKR. Mr. Lane is a Portfolio Manager for the Adviser’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Adviser’s US Leveraged Investment Committee, as well as a member of the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.

Daniel Pietrzak joined KKR in 2016 and is a Member of KKR. Mr. Pietrzak is a portfolio manager for KKR’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and of the business development companies managed by the joint venture, including FS KKR Capital Corp., which trades on the NYSE. Prior to joining KKR, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a CPA. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2022: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	2	$1,152	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	12	$27,084	6	$21,460
Other Accounts	16	$4,971	9	$2,656

Jeremiah S. Lane

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	7	$74,436	1	$16,800
Other Accounts	49	$22,465	1	$249

Daniel Pietrzak

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	16	$66,644	14	$21,141
Other Accounts	19	$4,700	13	$3,092

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

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The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

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The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

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The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

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The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

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The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

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KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

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From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

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KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

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The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

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To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

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As a registered investment company, the Fund is limited in its ability to make investments in issuers in which the Adviser or its affiliates’ other clients have an investment. The Fund is limited in its ability to co-invest with the Adviser or one or more of its affiliates without an exemptive order from the SEC. On January 5, 2022, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to restrictive conditions specified in the exemptive order intended to mitigate certain conflicts of interest.

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On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

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The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

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The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

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The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees steering committees, or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

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The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

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The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

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Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

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KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

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The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

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The Fund’s shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax or other objectives of any shareholder individually.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and other funds and accounts advised or controlled by KKR.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2022, the portfolio manager beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**
Christopher A. Sheldon	None
Jeremiah S. Lane	None
Daniel Pietrzak	None

**	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the year ended October 31, 2022 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1)	There have been no amendments to the Code of Ethics since filed with the October 31, 2021 Form N-CSR filing.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Credit Opportunities Portfolio

By	/s/ Eric Mogelof
Eric Mogelof, President

Date 01/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Eric Mogelof
Eric Mogelof, President

Date 01/06/2023

By	/s/ Thomas Murphy

Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date 01/06/2023